As filed with the Securities and Exchange Commission on March 28, 2008

Securities Act File No. 333-[            ]
Investment Company Act File No. 811-05715

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM N-2
_____________________

☒	Registration Statement under the Securities Act of 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.
and/or
☒	Registration Statement under the Investment Company Act of 1940
☒	Amendment No. 11
(Check Appropriate Box or Boxes)
________________________

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

(Exact Name of Registrant as Specified in Charter)
One Corporate Center
Rye, New York 10580-1422
(Address of Principal Executive Offices)
(800) 422-3554
(Registrant's Telephone Number, Including Area Code)
Bruce N. Alpert
The Gabelli Convertible and Income Securities Fund Inc.
One Corporate Center
Rye, New York 10580-1422
(914) 921-5100
(Name and Address of Agent for Service)
Copies to:
Richard T. Prins, Esq.	Agnes Mullady
Skadden, Arps, Slate, Meagher &	The Gabelli Convertible and Income Securities Fund Inc.
Flom LLP	One Corporate Center
Four Times Square	Rye, New York 10580-1422
New York, New York 10036	(914) 921-5100
(212) 735-3000

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☒  When declared effective pursuant to section 8(c).

If appropriate, check the following box:

[  ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

[  ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is __________.

____________________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities	Amount Being Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Preferred Stock, $0.001 par value (2)			$100 million	$3,930
Notes (2)
(1) Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(2) Subject to Note 3 below, there is being registered hereunder an indeterminate principal amount of preferred stock or notes as may be sold, from time to time.
(3) In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $100 million.

____________________

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

Subject to Completion,

Preliminary Base Prospectus dated __________, 2008

PROSPECTUS

$100,000,000

The Gabelli Convertible and Income Securities Fund Inc.

Preferred Stock
Notes
___________________________

Investment Objective.  The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").  The Fund's investment objective is to seek a high level of total return on its assets. The Fund's investments are selected by its Investment Adviser, Gabelli Funds, LLC (the "Investment Adviser"). The Fund seeks to achieve its investment objective through a combination of current income and capital appreciation. Under normal circumstances the Fund will invest at least 80% of its total assets in securities that are convertible into or represent the right to acquire common stock, and in other debt or equity securities that are expected to periodically accrue or generate income for their holders.  We cannot assure you that the Fund will achieve its investment objective.

We may offer, from time to time, in one or more offerings, our preferred stock (“preferred shares”), par value $0.001 per share, or our promissory notes.  Preferred shares or notes may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement").  You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares or notes.

Our preferred shares or notes may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers.  The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our preferred shares or notes, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated.  The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters.  The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, prepayment protections (if any) and other matters.  We may not sell any of our preferred shares or notes through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our shares or notes.  Our common stock (“common shares”) is listed on the New York Stock Exchange (the "NYSE") under the symbol "GCV" and our Series B Preferred Shares (“Series B Preferred”) are listed on the NYSE under the symbol "GCV Pr B".  On [   ], the last reported sale price of our common shares was $[  ] and the last reported sale prices of our Series B Preferred was $[  ].

Shares of closed-end funds often trade at a discount from net asset value.  This creates a risk of loss for an investor purchasing shares in a public offering.

Investing in the Fund's preferred shares or notes involves risks.  See "Risk Factors and Special Considerations" on page [  ] for factors that should be considered before investing in preferred shares or notes of the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of preferred shares or notes by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing.  You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the shares or notes, and retain it for future reference.  A Statement of Additional Information, dated [     ], 2008, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus.  You may request a free copy of our annual and semi-annual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page [  ] of this prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

Our preferred shares and notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus.  The Fund has not authorized anyone to provide you with different information.  The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted.  You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus.

4

i

PROSPECTUS SUMMARY

This is only a summary.  This summary does not contain all of the information that you should consider before investing in our shares or notes.  You should review the more detailed information contained in this prospectus and the Statement of Additional Information, dated _____, 2008 (the "SAI").

The Fund
The Gabelli Convertible and Income Securities Fund Inc. is a closed-end, diversified management investment company organized as a Maryland corporation on December 19, 1988.  Prior to March 31, 1995, The Gabelli Convertible and Income Securities Fund Inc. operated as an open-end, diversified, management investment company.  Throughout this prospectus, we refer to The Gabelli Convertible and Income Securities Fund Inc. as the "Fund" or as "we."  See "The Fund."

The Fund's outstanding common stock (“common shares”), par value $0.001 per share, is listed on the New York Stock Exchange under the symbol "GCV."  On [               ], 2008, the last reported sale price of our common shares was $[      ].   As of December 31, 2007, the net assets of the Fund attributable to its common shares were $99,589,682.  As of December 31, 2007, the Fund had outstanding 12,598,398 common shares; 990,800 shares of 6% Series B Cumulative Preferred Stock, liquidation preference $25 per share (the "Series B Preferred"); and 1,000 shares of Series C Auction Rate Cumulative Preferred Stock, liquidation preference $25,000 per share (the "Series C Auction Rate Preferred").  The Fund previously had 600,000 shares of Series A Preferred Stock (the “Series A Preferred”) outstanding, however all 600,000 shares of the Series A Preferred were redeemed by the Fund on February 11, 2003.  The Series B Preferred and Series C Auction Rate Preferred have the same seniority with respect to distributions and liquidation preference.

The Offering
We may offer, from time to time, in one or more offerings, our preferred stock (“preferred shares”), $0.001 par value per share, or our notes.  The preferred shares and notes may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement").  You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our preferred shares or notes.  Our preferred shares and notes may be offered directly to one or more purchasers, through agents designated from time to time by us or to or through underwriters or dealers.  The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our preferred shares or notes, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated.  The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, prepayment protections (if any) and other matters.  We may not sell any of our preferred shares or notes through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

Investment Objective and Policies
The investment objective of the Fund is to seek a high level of total return on its assets. The Fund will seek to achieve this objective through a combination of current income and capital appreciation by investing primarily in convertible and other income producing securities.

Under normal circumstances the Fund will invest at least 80% of the value of its total assets (taken at current value) in "convertible securities," i.e., securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and "income securities," i.e., nonconvertible debt or equity securities having a history of regular payments or accrual of income to holders. No assurance can be given that the Fund will achieve its investment objective.

Preferred Shares
Currently, [    ] shares of the Fund's capital stock, which include the preferred shares being registered by this registration statement, have been classified by the Board of Directors (the "Board") of the Fund or any duly authorized committee thereof as preferred shares, par value $0.001 per share. The Fund's Board may reclassify authorized and unissued shares of the Fund, previously classified as common shares, as preferred shares prior to the completion of any offering. The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund's common shares. If the Fund's Board determines that it may be advantageous to the holders of the Fund's common shares for the Fund to utilize additional leverage, the Fund may issue additional series of fixed rate preferred shares or additional series of variable rate preferred shares. Any fixed rate preferred shares or variable rate preferred shares issued by the Fund will pay, as applicable, distributions at a fixed rate or at rates that will be reset frequently based on short-term interest rates (as of December 31, 2007, 990,800 shares of Series B Preferred and 1,000 shares of Series C Auction Rate Preferred were outstanding). Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See "Risk Factors and Special Considerations—Leverage Risk."

Payments on Notes
General.  Under Maryland law and our Charter, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the notes, will rank senior to the preferred shares and the common shares.

Interest.  The prospectus supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares

Dividends and Distributions
Preferred Share Distributions. Under current law, all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends due through the most recent dividend payment dates for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Fund, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend date.

In the event that for any calendar year the total distributions on the Fund's preferred shares exceed the Fund's current and accumulated earnings and profits, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the shareholder's tax basis in his or her shares).  The amount treated as a tax-free return of capital will reduce a shareholder's adjusted tax basis in his or her preferred shares, thereby increasing the shareholder's potential gain or reducing his or her potential loss on the sale of the shares.

Fixed Rate Preferred Shares. Distributions on fixed rate preferred shares, at the applicable annual rate of the per share liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board of the Fund, out of funds legally available therefor.

Variable Rate Preferred Shares. The holders of variable rate preferred shares are entitled to receive cash distributions, stated at annual rates of the applicable per share liquidation preference, that vary from dividend period to dividend period.

Common Share Distributions. In order to allow its holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a policy, which may be modified at any time by its Board, of paying a minimum annual distribution of 8% of the average net asset value of the Fund to common shareholders. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund's preferred shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund.

For the fiscal year ended December 31, 2007, the Fund made distributions of $0.80 per common share, of which 21% constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year's distributions will be based on the Fund's investment activity through the end of the calendar year   The Fund's Board monitors and reviews the Fund's common share distribution policy on a regular basis.

Limitations on Distributions.  If at any time the Fund has notes outstanding, the Fund will be prohibited from paying distributions on any of its preferred shares or common shares (other than in additional shares), and from repurchasing any of such shares, unless, as provided in the 1940 Act, the value of its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of debt and preferred shares outstanding..

Tax Treatment of Interest Payments on Notes
Noteholders will be required to include payments of interest on the notes in their gross income in accordance with their method of accounting for U.S. federal income tax purposes.  For a more detailed discussion, see "Taxation."

Tax Treatment of Preferred Share Distributions
The Fund expects that distributions on the preferred shares will consist of (i) long-term capital gain (gain from the sale of a capital asset held longer than 12 months), (ii) qualified dividend income (dividend income from certain domestic and foreign corporations) and (iii) investment company taxable income (other than qualified dividend income), including interest income, short-term capital gain and income from certain hedging and interest rate transactions. For individuals, the maximum federal income tax rate on long-term capital gain is currently 15%, on qualified dividend income is currently 15%, and on ordinary income (such as distributions from investment company taxable income that are not eligible for treatment as qualified dividend income) is currently 35%. Under current law, these tax rates are scheduled to apply through 2010. We cannot assure you, however, as to what percentage of the distributions paid on the preferred shares will consist of long-term capital gain and qualified dividend income, which are taxed at lower rates for individuals than ordinary income. For a more detailed discussion, see "Taxation."

Use of Proceeds	The Fund will use the net proceeds from the offering to purchase additional portfolio securities in accordance with its investment objective and policies. See "Use of Proceeds."
Exchange Listing
The Fund's outstanding common shares are listed on the NYSE under the trading or "ticker" symbol "GCV" and our Series B Preferred are listed on the NYSE under the symbol "GCV Pr B".  See "Description of the Shares."  Any additional series of fixed rate preferred shares issued by the Fund would also likely be listed on the NYSE.  Variable rate preferred shares and notes will not likely be listed on a stock exchange.

Market Price of Shares
Common shares of closed-end investment companies often trade at prices lower than their net asset value.  Common shares of closed-end investment companies may trade during some periods at prices higher than their net asset value and during other periods at prices lower than their net asset value.  The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value.  The Fund's net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund.  See "Use of Proceeds."

In addition to net asset value, the market price of the Fund's common shares may be affected by such factors as the Fund's dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors.  See "Risk Factors and Special Considerations," "Description of Capital Stock and Notes" and "Repurchase of Shares."

Risk Factors and Special Considerations	Risk is inherent in all investing. Therefore, before investing in preferred shares or notes of the Fund, you should consider the risks carefully. See "Risk Factors and Special Considerations."

Special Risk to Holders of Notes.  An investment in our notes is subject to special risks.  There may not be an established market for our notes.  To the extent our notes trade, they may trade at a price either higher or lower than their principal amounts depending on interest rates, the rating (if any) on such notes and other factors.  See "Risk Factors and Special Considerations – Special Risks to Holders of Notes."

Special Risk to Holders of Fixed Rate Preferred Shares.  Prior to the offering of any additional series of fixed rate preferred shares, there will be no public market for such shares.  During an initial period, not expected to exceed 30 days after the date of initial issuance, such shares may not be listed on any securities exchange. Consequently, an investment in such shares may be illiquid during such period.  Fixed rate preferred shares may trade at a premium to or discount from liquidation preference for a variety of reasons, including changes in interest rates.  See "Risk Factors and Special Considerations — Special Risks to Holders of Fixed Rate Preferred Shares."

Special Risk to Holders of Variable Rate Preferred Shares.  In the event any auction-rate preferred shares are issued, you may not be able to sell your auction-rate preferred shares at an auction if the auction fails, i.e., if more auction-rate preferred shares are offered for sale than there are buyers for those shares.  In the event any auction-rate preferred shares are issued, if you try to sell your auction-rate preferred shares between auctions, you may not be able sell them or, if you are able to sell them, you may not be able to do so for their liquidation preference per share or such amount per share plus accumulated dividends.  Due to recent market turmoil most auction-rate preferred shares, including our Series C Auction Rate Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity.  See "Risk Factors and Special Considerations — Special Risks to Holders of Variable Rate Preferred Shares."

Credit Quality Ratings. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund's portfolio must satisfy over-collateralization tests established by the relevant rating agencies.  These tests are more difficult to satisfy to the extent the Fund's portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry.  These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.  With respect to ratings (if any) of the notes or preferred shares, a rating by a ratings agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares or notes, and a rating may not fully or accurately reflect all of the securities' credit risks.  A rating does not address the liquidity or any other market risks of the securities being rated.  A rating agency could downgrade the rating of our notes or preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to our preferred shares or notes, we may alter our portfolio or redeem the preferred shares or notes under certain circumstances.  See "Risk Factors and Special Considerations — Credit Quality Ratings."

Common Share Repurchases.  Repurchases of common shares by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices.  See "Risk Factors and Special Considerations – Common Share Repurchases."

Preferred Shares Subordinated to Debt Securities.  As provided in the 1940 Act, and subject to compliance with the Fund's investment limitations, the Fund may issue debt securities.  In the event the Fund were to issue such securities, the Fund's obligations to make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund's obligations to make any principal and interest payments due and owing with respect to its outstanding debt securities.  Accordingly, the Fund's issuance of debt securities would have the effect of creating special risks for the Fund's preferred shareholders that would not be present in a capital structure that did not include such securities.  See "Risk Factors and Special Considerations — Special Risks of Debt Securities to Preferred Shares."

Restrictions on Dividends and Other Distributions.  Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for U.S. federal income tax purposes.  While the Fund intends to redeem its preferred shares or prepay its notes to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.  See "Taxation" in the SAI.

Leverage Risk.  The Fund currently uses, and intends to continue to use, financial leverage for investment purposes by issuing preferred shares and may also issue debt securities for that purpose.  As of December 31, 2007, the amount of leverage represented approximately 33% of the Fund's total assets.  The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies.  These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares.  Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so.  The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund.  To the extent that the Fund determines to employ leverage in its investment operations, the Fund will be subject to substantial risk of loss.  The Fund cannot assure you that borrowings or the issuance of preferred shares or notes will result in a higher yield or return to the holders of the common shares.  Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code.  See "Taxation."

Preferred Share and Note Risk.  The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile.  If the interest rate on the notes or the dividend rate on the preferred shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced.  If the interest rate on the notes or the dividend rate on the preferred shares plus the management fee annual rate of 1.00% (as applicable) exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes.

Any decline in the net asset value of the Fund's investments would be borne entirely by the holders of common shares.  Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged.  This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.  The Fund might be in danger of failing to maintain the required asset coverage of the notes or preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the preferred shares.  In order to counteract such an event, the Fund might need to liquidate investments in order to fund redemption of some or all of the preferred shares or notes.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including any additional advisory fees on the incremental assets attributable to such shares.  Holders of notes and preferred shares may have different interests than holders of common shares and at times may have disproportionate influence over the Fund's affairs.  In the event the Fund fails to maintain the specified level of asset coverage of any notes outstanding, the holders of the notes will have the right to elect a majority of the Fund's directors.  In addition, holders of preferred shares, voting separately as a single class, have the right to elect two members of the Board at all times and in the event dividends become in arrears for two full years would have the right (subject to the rights of noteholders) to elect a majority of the directors until the arrearage is completely eliminated.  In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes.

Special Risks Related to Convertible Securities.  The Fund invests a significant portion of its assets in convertible securities. Many convertible securities are not investment grade, that is, not rated within the four highest categories by Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's ("S&P") ratings agencies. To the extent that the convertible securities and any other fixed income securities owned by the Fund are rated lower than investment grade, or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities. Convertible debt securities (which generally are rated lower than investment grade) and fixed income securities that are rated lower than investment grade, or not rated but of similar quality, are commonly described as "junk bonds." See "Risk Factors and Special Considerations – Asset Class Risks."

Special Risks Related to Preferred Securities.  Special risks associated with the Fund investing in preferred securities include deferral of distributions or dividend payments, in some cases the right of an issuer never to pay missed dividends, subordination to debt and other liabilities, illiquidity, limited voting rights and redemption by the issuer.  Because the Fund has no limit on its investment in non-cumulative preferred securities, the amount of dividends the Fund pays may be adversely affected if an issuer of a non-cumulative preferred stock held by the Fund determines not to pay dividends on such stock.  There is no assurance that dividends or distributions on preferred stock in which the Fund invests will be declared or otherwise made payable.  See "Risk Factors and Special Considerations — Special Risks Related to Preferred Securities."

Industry Concentration Risk.  The Fund may invest up to 25% of its assets in the securities of companies principally engaged in a single industry. In the event the Fund makes substantial investments in a single industry, the Fund would become more susceptible to adverse economic or regulatory occurrences affecting that industry. See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Industry Concentration Risk."

Illiquid Investments. The Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid investments. The Fund currently does not intend to invest more than 15% of its total net assets in illiquid convertible securities or income securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933, as amended (the "1933 Act"). Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Illiquid Securities."

Foreign Securities Risk.  The Fund may invest up to 25% of its total assets in foreign securities.  The Fund may also purchase sponsored American Depository Receipts or U.S. denominated securities of foreign issuers, which will not be included in the Fund's 25% foreign securities limitation.  Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluation of currencies. See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Foreign Securities Risk."

Smaller Companies.  While the Fund intends to focus on the securities of established suppliers of accepted products and services, the Fund may also invest in smaller companies which may benefit from the development of new products and services. These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies. For example, smaller companies may have more limited product lines, market or financial resources, and their securities may trade less frequently and in lower volume than the securities of larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Smaller Companies."

Investment Companies.  The Fund may invest in the securities of other investment companies to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company's expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances, holders of the Fund's common shares will be subject to duplicative investment expenses. See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Investment Companies."

Derivative Transactions.  The Fund may participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency or interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Special Risks of Derivative Transactions."

Interest Rate Transactions.  The Fund may enter into an interest rate swap or cap transaction with respect to all or a portion of its outstanding Series C Auction Rate Preferred or any future series of variable rate preferred shares.  The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk. See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Interest Rate Transactions."

Loans of Portfolio Securities.  The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities violates the terms of the loan or fails financially. The Fund currently does not intend to lend securities representing more than 33% of its total net assets. See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Loans of Portfolio Securities."

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Management Risk."

Dependence on Key Personnel.  The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Dependence on Key Personnel."

Anti-Takeover Provisions.  The Fund's Governing Documents (as defined herein) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-Takeover Provisions of the Fund's Governing Documents."

The Fund has elected and has qualified for, and intends to remain qualified for, federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other federal income tax considerations.

Management and Fees
Gabelli Funds, LLC serves as the Fund's investment adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average weekly net assets.  The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party administrator.  The fee paid by the Fund may be higher when leverage in the form of preferred shares is utilized, giving the Investment Adviser an incentive to utilize such leverage. However, the Investment Adviser has agreed to reduce the management fee on the incremental assets attributable to the currently outstanding preferred shares during the fiscal year if the total return of the net asset value of the common shares of the Fund, including distributions and advisory fees subject to reduction for that year, does not exceed the stated dividend rate or corresponding swap rate of each particular series of currently outstanding preferred shares for the period.  In other words, if the effective cost of the leverage for any series of currently outstanding preferred shares exceeds the total return (based on net asset value) on the Fund's common shares, the Investment Adviser will waive that portion of its management fee on the incremental assets attributable to the leverage for that series of currently outstanding preferred shares to mitigate the negative impact of the leverage on the common shareholder's total return. This fee waiver is voluntary and may be discontinued at any time.  The Fund's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of currently outstanding preferred shares for the period.  The test to confirm the accrual of the management fee on the assets attributable to each particular series of currently outstanding preferred shares is annual. The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

For the year ended December 31, 2007, the Fund's total return on the net asset value of the common shares did not exceed the stated dividend rate or net swap expense of all currently outstanding preferred shares. Thus, management fees with respect to the liquidation value of the currently outstanding preferred share assets were reduced by $497,700.

A discussion regarding the basis for the Board's approval of the continuation of the investment advisory contract of the Fund is available in the Fund's annual report to shareholders dated December 31, 2007.

The Securities and Exchange Commission (the "SEC"), the New York Attorney General and officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser has received information requests and subpoenas from the SEC and the New York Attorney General in connection with these inquiries. The Investment Adviser and its affiliates have been complying with these requests for documents and testimony and have implemented additional compliance policies and procedures in response to recent industry initiatives and their internal reviews of their mutual fund practices in a variety of areas.  In February 2007, the Investment Adviser made an offer of settlement to the SEC staff for communication to the SEC for consideration to resolve this matter.  This offer of settlement is subject to final agreement regarding the specific language of the SEC's administrative order and other settlement documents.  As a result of these developments, the Investment Adviser increased its legal and regulatory reserves for 2006 by $3 million. Since these discussions are ongoing, the Investment Adviser cannot determine at this time whether they will ultimately result in a settlement of this matter, whether the reserves will be sufficient to cover any payments by the Investment Adviser related to such a settlement, or whether and to what extent insurance may cover such payments.   For further details regarding the Investment Adviser's review in connection with these requests, see "Management of the Fund — Regulatory Matters."

Repurchase of Common Shares
The Fund is authorized to repurchase up to 500,000 of its common shares in the open market when the common shares are trading at a discount of 10% or more (or such other percentage as the Fund's Board may determine from time to time) from the net asset value of the shares.   Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares.  Such repurchases are subject to certain notice and other requirements under the 1940 Act.  Through December 31, 2007, the Fund has repurchased in the open market 305,200 of its common shares under this authorization.  See "Repurchase of Shares."

Anti-takeover Provisions
Certain provisions of the Fund's charter (the "Charter") and by-laws (the "By-Laws") (collectively, the "Governing Documents"), may be regarded as "anti-takeover" provisions. Pursuant to these provisions, only one of three classes of directors is elected each year, and the affirmative vote of the holders of 75% of the outstanding shares of the Fund and the vote of a majority (as defined in the 1940 Act) of the holders of preferred shares voting as a single class, are necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving Fund common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. See "Anti-Takeover Provisions of the Fund's Governing Documents."

Custodian, Transfer Agent, Auction Agent and Dividend Disbursing Agent
State Street Bank and Trust Company (the "Custodian"), located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A. ("Computershare"), located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan (the "Plan"), and as transfer agent and registrar with respect to the common shares of the Fund.

Computershare also serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B Preferred.

The Bank of New York, located at 100 Church Street, New York, New York 10286, serves as the auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series C Auction Rate Preferred.

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the periods presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this prospectus and the SAI. The financial information for the year ended December 31, 2007, and for each of the four preceding fiscal periods, has been audited by [                    ], the Fund's independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.

Selected data for a common share outstanding throughout each period:	Year Ended December 31,
	2007	2006	2005	2004	2003
Operating Performance:
Net asset value, beginning of period	$8.31	$7.95	$8.32	$8.90	$8.44
Net investment income	0.42	0.45	0.40	0.34	0.31
Net realized and unrealized gain on investments	0.20	0.92	0.20	0.01	1.19
Total from investment operations	0.62	1.37	0.60	0.35	1.50
Distributions to Preferred Shareholders: (a) Net investment income	(0.11)	(0.09)	(0.14)	(0.16)	(0.11)
Net realized gain on investments	(0.12)	(0.13)	(0.05)	—	(0.03)
Total distributions to preferred stock shareholders	(0.23)	(0.22)	(0.19)	(0.16)	(0.14)
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	0.39	1.15	0.41	0.19	1.36
Distributions to Common Shareholders:
Net investment income	(0.31)	(0.34)	(0.25)	(0.18)	(0.17)
Net realized gain on investments	(0.32)	(0.46)	(0.29)	—	(0.03)
Paid-in capital	(0.17)	—	(0.26)	(0.62)	(0.60)
Total distributions to common shareholders	(0.80)	(0.80)	(0.80)	(0:80)	(0.80)
Fund Share Transactions: Increase in net asset value from common share transactions	0.00(d)	0.01	0.02	0.03	0.02
Increase in net asset value from repurchase of preferred shares	—	—	—	0.00(d)	—
Offering costs for preferred shares charged to paid-in capital	—	—	(0.00)(d)	0.00(d)	(0.12)
Total fund share transactions	0.00(d)	0.01	0.02	0.03	(0.10)
Net Asset Value Attributable to Common Shareholders, End of Period	$7.90	$8.31	$7.95	$8.32	$8.90
NAV total return t	4.44%	14.80%	4.40%	1.50%	14.50%
Market value, end of period	$7.67	$8.95	$8.83	$9.24	$10.54
Investment total return tt	(5.85)%	11.32%	4.50%	(4.80)%	33.90%
Ratios and Supplemental Data: Net assets including liquidation value of preferred shares, end of period (in 000's)	$149,360	$152,158	$145,324	$147,202	$151,658
Net assets attributable to common shares, end of period (in 000's)	$99,590	$102,388	$ 95,554	$ 97,432	$101,658
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	4.90%	5.51%	4.93%	4.41%	3.47%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	2.23%	—	—	—	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.75%(e)(f)	2.07%(e)(f)	1.92%(f)	1.61%	1.93%
Ratio of operating expenses to average total net assets including liquidation value of preferred shares before fees waived	1.51%	—	—	—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.18%(e)(f)	1.37%(e)(f)	1.27%(f)	1.07%	1.37%
Portfolio turnover rate	61%	51%	32%	57%	39%

	Year Ended December 31,
	2007	2006	2005	2004	2003

Preferred Stock:
6.00% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000's)	$ 24,770	$ 24,770	$ 24,770	$ 24,770	$ 25,000
Total shares outstanding (in 000's)	991	991	991	991	1,000
Liquidation preference per share	$ 25.00	$ 25.00	$ 25.00	$ 25.00	$ 25.00
Average market value (b)	$ 24.07	$ 24.10	$ 25.14	$ 24.90	$ 25.33
Asset coverage per share	$ 75.02	$ 76.43	$ 73.00	$ 73.93	$ 75.83
Auction Rate Series C Cumulative Preferred Stock
Liquidation value, end of period (in 000's)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Total shares outstanding (in 000's)	1	1	1	1	1
Liquidation preference per share	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Average market value (b)	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000
Asset coverage per share	$ 75,025	$ 76,431	$ 72,998	$ 73,941	$ 75,829
Asset Coverage (c)	300%	306%	292%	296%	303%

_____________________________

H	Based on net asset value per share, adjusted for reinvestment of distributions at prices dependent under the Fund's dividend reinvestment plan.
HH	Based on market value per share, adjusted for reinvestment of distributions at prices dependent under the Fund's dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(b)	Based on weekly prices.
(c)	Asset coverage is calculated by combining all series of preferred shares.
(d)	Amount represents less than $0.005 per share.
(e)
The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits for the fiscal years ended December 31, 2007 and December 31, 2006, the ratios of operating expenses to average net assets attributable to common shares net of advisory fee reduction would have been 1.74% and 2.05%, respectively, and the ratios of operating expenses to average net assets including liquidation value of preferred shares would have been 1.17% and 1.37%, respectively. For the fiscal year ended December 31, 2005, the effect of the custodian fee credits was minimal.

(f)
The Fund incurred dividend expense on securities sold short for the fiscal year ended December 31, 2006. If dividend expense had not been incurred, the ratio of operating expenses to average net assets attributable to common shares would have been 2.06% and the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.37%. For the fiscal year ended December 31, 2007, the effect of the dividend expense on securities sold short was minimal.

USE OF PROCEEDS

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term income securities and instruments.  The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.

THE FUND

The Fund was incorporated in Maryland on December 19, 1988 as an open-end, diversified, management investment company, and converted to closed-end status after receiving shareholder approval of its Charter on February 21, 1995 and filing its Charter in Maryland on March 31, 1995.  The Fund's principal office is located at One Corporate Center, Rye, New York 10580-1422.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The investment objective of the Fund is to seek a high level of total return on its assets. The Fund seeks to achieve its investment objective through a combination of current income and capital appreciation. There is no assurance that this objective will be achieved. It is, however, a fundamental policy of the Fund and cannot be changed without stockholder approval.

Under normal circumstances the Fund will invest at least 80% of the value of its total assets (taken at current value) in "convertible securities," i.e., securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and "income securities," i.e., nonconvertible debt or equity securities having a history of regular payments or accrual of income to holders.  Securities received upon conversion of a convertible security will not be included in the calculation of the percentage of Fund assets invested in convertible securities but may be retained in the Fund's portfolio to permit orderly disposition or to establish long-term holding periods for federal income tax purposes. The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available.  We cannot assure you that the Fund will achieve its investment objective.

The Fund may invest up to 20% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in this Registration Statement) in any combination and quantity of securities that do not generate any income, such as common stocks that do not pay dividends. In selecting any of the foregoing securities for investment, the factors that will be considered by the Investment Adviser include the Investment Adviser's evaluation of the underlying value of the assets and business of the issuers of the securities, the potential for capital appreciation, the price of the securities, the issuer's balance sheet characteristics and the perceived skills and integrity of the issuer's management.

During periods when it is deemed necessary for temporary defensive purposes, the Fund may invest without limit in high quality money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks and obligations issued or guaranteed by the United States government, its instrumentalities or agencies and, subject to statutory limitations, unaffiliated money market mutual funds, unless an exemptive order permits the Fund to invest in affiliated money market funds. The yield on these securities will, as a general matter, tend to be lower than the yield on other securities to be purchased by the Fund. See " –  Investment Practices – Temporary Defensive Investments."

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

•
the Investment Adviser's own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the interest or dividend income generated by the securities;
•	the potential for capital appreciation of the securities and any underlying common stocks;

•	the prices of the securities relative to other comparable securities;
•	the prices of the securities relative to any underlying common stock;
•	whether the securities are entitled to the benefits of sinking funds or other protective conditions or covenants;
•	the existence of any anti-dilution protections or guarantees of the security; and
•	the diversification of the Fund's portfolio as to issuers.
The Investment Adviser's investment philosophy with respect to equity and debt securities is to identify assets that are selling in the public market at a discount to their private market value.  The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics.  The Investment Adviser also normally evaluates an issuer's free cash flow and long-term earnings trends.  Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Certain Investment Practices

Convertible Securities.  A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula.  Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers.  Convertible securities are senior in rank to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets.  These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature.  As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible.  During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege.  This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege.  This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the "investment value," represents the security's theoretical price support level.

"Conversion value" is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege.  Conversion value fluctuates directly with the price of the underlying equity security, usually common stock.  If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph.  If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value.  This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.  Accordingly, the conversion value of a convertible security is subject to equity risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company's particular circumstances.  If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.

In its selection of convertible securities for the Fund, the Investment Adviser will not emphasize either investment value or conversion value, but will consider both in light of the Fund's overall investment objective.  See "Convertible Securities" in the Statement of Additional Information.  The Fund may convert a convertible security that it holds:

•	when necessary to permit orderly disposition of the investment when a convertible security approaches maturity or has been called for redemption;

•	to facilitate a sale of the position;
•	if the dividend rate on the underlying common stock increases above the yield on the convertible security; or
•	whenever the Investment Adviser believes it is otherwise in the best interests of the Fund.

Convertible securities are generally not investment grade, that is, not rated within the four highest categories by S&P and Moody's.  To the extent that such convertible securities and other nonconvertible debt securities, which are acquired by the Fund consistent with the factors considered by the Investment Adviser as described in this prospectus, are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.  It is expected that not more than 50% of the Fund's portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody's or, if unrated, are of comparable quality as determined by the Investment Adviser.  Those securities and securities rated BB or lower by S&P or Ba or lower by Moody's are often referred to in the financial press as "junk bonds" and may include securities of issuers in default.  "Junk bonds" are considered by the rating agencies to be predominantly speculative and may involve major risk exposure to adverse conditions.  See "Risk Factors and Special Considerations – Asset Class Risks." Securities rated BBB by S&P or Baa by Moody's, in the opinion of the rating agencies, also have speculative characteristics.  Securities need not meet a minimum rating standard in order to be acceptable for investment by the Fund.  See Appendix A to this prospectus.

The Fund's investments in securities of issuers in default will be limited to not more than 5% of the total assets of the Fund.  Further, the Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will emerge from bankruptcy and the value of such securities will appreciate.  By investing in securities of issuers in default the Fund bears the risk that such issuers will not emerge from bankruptcy or that the value of such securities will not appreciate.

The Fund has no independent limit on the amount of its net assets it may invest in unregistered and otherwise illiquid securities and other investments.  The current intention of the Investment Adviser is not to invest in excess of 15% of the Fund's net assets in illiquid convertible securities or income securities.  Common stockholders will be notified if the Investment Adviser changes its intention.  Investments in unregistered or otherwise illiquid securities entail certain risks related to the fact that they cannot be sold publicly in the United States without registration under the Securities Act.  See "Risk Factors and Special Considerations – Asset Class Risks."

Income Securities.  Although it is the Fund's policy to invest in convertible securities to the extent attractive opportunities are available, the Fund may also invest in income securities other than convertible securities that are expected to periodically accrue or generate income for their holders.  Such income securities include (i) fixed income securities such as bonds, debentures, notes, stock, short-term discounted Treasury Bills or certain securities of the U.S.  government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser, and (ii) common stocks of issuers that have historically paid periodic dividends.  Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security.  Fixed income securities generally are senior to an issuer's common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders.  Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the market place.  The market value of callable or redeemable fixed income securities may also be affected by the issuer's call and redemption rights.  In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders.  Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government sponsored instrumentalities.  Unlike non-U.S.  government securities, obligations of certain agencies and instrumentalities of the U.S.  government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S.  government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S.  Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S.  government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S.  government would provide financial support to U.S.  government sponsored instrumentalities if it is not obligated to do so by law.

The Fund also may invest in common stock of issuers that have historically paid periodic dividends or otherwise made distributions to common stockholders.  Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities.  Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future.  In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied.  Common stocks generally have voting rights.  Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Securities Subject to Reorganization.  Subject to the requirement of investing at least 80% of its assets in convertible or income securities, the Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.  Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process.  The Investment Adviser has experience investing in securities subject to reorganization as a secondary strategy, and has advised a registered open-end fund since May 1993 and a registered closed-end fund since January 2007 which from time to time use risk arbitrage as a principal investment strategy.  Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses.  The Investment Adviser intends to select investments of this type which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Temporary Defensive Investments.  Under normal market conditions at least 80% of the value of the Fund's total assets (taken at current value) will be invested in "convertible securities," i.e., securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and "income securities," i.e., nonconvertible debt or equity securities having a history of regular payments or accrual of income to holders.  However, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may invest more heavily in securities of U.S.  government sponsored instrumentalities and in money market mutual funds that invest in those securities, which, in the absence of an exemptive order, are not affiliated with the Investment Adviser.  Obligations of certain agencies and instrumentalities of the U.S.  government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S.  government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S.  Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S.  government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S.  government would provide financial support to U.S.  government sponsored instrumentalities if it is not obligated to do so by law.  During temporary defensive periods, the Fund may be less likely to achieve its investment objective.  See "Management of the Fund — General."  The Fund may find it more difficult to achieve its investment objective during temporary defensive periods.

Options.  The Fund may, subject to guidelines of the Board, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies that are listed on a national securities exchange or in the U.S.  over-the-counter ("OTC") markets as a means of achieving additional return or of hedging the value of the Fund's portfolio.  The Fund may write covered call options on common stock that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.  The Fund may not write covered call options in an amount exceeding 25% of the value of its total assets.  The Fund's investment in OTC options is limited to 5% of its total assets.

A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.  A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing an option of the same series as the option previously written.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.  Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security.  Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.  Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors.  The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction.  Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.  In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceed 10% of the Fund's total assets.

Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC").  A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.  These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies.  Under the CFTC regulations, the Fund (i) may purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without  regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) may enter into non-hedging transactions, provided that, immediately thereafter, the sum of the amount of the initial margin deposits on the Fund's existing futures positions and option premiums does not exceed 5% of the market value of the Fund's total assets.

Forward Foreign Currency Exchange Contracts.  Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates.  The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.  A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.  The Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements, and the amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.  The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

When Issued, Delayed Delivery Securities and Forward Commitments.  The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved.  In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security.  When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment.  While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.  Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.  The Fund will maintain a segregated account of cash or liquid high-grade debt securities with the Fund's custodian in an aggregate at least equal to the amount of its forward commitments as long as the obligation to purchase continues.

Short Sales Against the Box.  The Fund may from time to time make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns.  A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.  In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale.  The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for such sales.

To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with its custodian an equal amount to the securities sold short or securities convertible into, or exchangeable for, such securities.  The Fund may close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into, or exchangeable for, such security, or when the Fund does not want to sell the security it owns.  Such short sale transactions may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.  Additionally, the Fund may use short sales in conjunction with the purchase of a convertible security when it is determined that a convertible security can be bought at a small conversion premium and has a yield advantage relative to the underlying common stock sold short.

Repurchase Agreements.  The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System that furnish collateral at least equal in value or market price to the amount of their repurchase obligation.  Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities.  Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time.  This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period.  The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.  The Investment Adviser, acting under the supervision of the Board of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Restricted and Illiquid Securities.  The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the 1933 Act and securities eligible for resale pursuant to Rule 144A thereunder.  Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.  If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly.  Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell.  Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell.  The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities.  Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Foreign Securities.  The Fund may invest up to 25% of its total assets in securities of non-U.S. issuers, which are generally denominated in foreign currencies.  See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Foreign Securities."

The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers, which will not be included in this foreign securities limitation.  ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.

Industry Concentration.  The Fund may invest up to 25% of its total assets in securities of issuers in a single industry.  See "Risk Factors and Special Considerations — Risks of Investing in the Fund — Industry Concentration Risk."

Leveraging.  As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred shares and debt outstanding.  Any such preferred shares may be convertible in accordance with Securities and Exchange Commission staff guidelines, which may permit the Fund to obtain leverage at attractive rates.  For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets.  In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund.  The Fund currently has authorized the issuance of 2,000,000 shares of preferred stock.  The use of leverage magnifies the impact of changes in net asset value.  The use of leverage generally increases the volatility of returns to the Fund.  See "Risk Factors and Special Considerations — Leverage Risk."

In the event the Fund had both outstanding preferred shares and senior securities representing debt at the same time, the Fund's obligations to pay dividends or distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund's obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities.  Accordingly, the Fund's issuance of senior securities representing debt would have the effect of creating special risks for the Fund's preferred shareholders that would not be present in a capital structure that did not include such securities.  See "Risk Factors and Special Considerations — Special Risks of Debt Securities to Preferred Shares."

Investment Restrictions.  The Fund has adopted certain investment restrictions as fundamental policies of the Fund.  Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class).  In addition, pursuant to the Fund's Series B and C Articles Supplementary, a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy.  The Fund's investment restrictions are more fully discussed under "Investment Restrictions" in the SAI.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral.  As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities violate the terms of the loan or fail financially.  There can be no assurance that borrowers will not fail financially.  On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.  If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled.  As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.  See "Investment Objective and Policies — Additional Investment Policies — Loans of Portfolio Securities" in the SAI.

Warrants and Rights.  The Fund may invest without limit in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund's portfolio.

Portfolio Turnover.  The Fund will buy and sell securities to accomplish its investment objective.  The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.  The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).  Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

For the fiscal periods ended December 31, 2006 and 2007, the portfolio turnover rate of the Fund was 51% and 61%, respectively.  The Fund anticipates that its portfolio turnover rate will generally not exceed 100%.

Further information on the investment objective and policies of the Fund are set forth in the SAI.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Special Risks to Holders of Notes

There may not be an established market for our notes.  To the extent our notes trade, they may trade at a price either higher or lower than their principal amounts depending on interest rates, the rating (if any) on such notes and other factors.  In addition, a rating by a ratings agency does not eliminate or necessarily mitigate the risks of investing in our notes, and a rating may not fully or accurately reflect all of the securities' credit risks.  A rating does not address liquidity or any other market risks of the securities being rated.  A rating agency could downgrade the rating of our notes, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to the notes, we may alter our portfolio or redeem the notes. We may voluntarily redeem the notes under certain circumstances.

Special Risks to Holders of Fixed Rate Preferred Shares

Illiquidity Prior to Exchange Listing.  Prior to the offering of any additional series of fixed rate preferred shares, there will be no public market for such shares.  In the event any fixed rate preferred shares are issued, prior application will have been made to list such shares on the NYSE.  However, during an initial period, which is not expected to exceed 30 days after the date of initial issuance, such shares may not be listed on any securities exchange.  During such period, the underwriters may make a market in such shares, though, they will have no obligation to do so.  Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation.  Fixed rate preferred shares may trade at a premium to or discount from liquidation preference for a variety of reasons, including changes in interest rates.

Special Risks for Holders of Variable Rate Preferred Shares

Auction Risk.  You may not be able to sell your auction-rate preferred shares at an auction if the auction fails, i.e., if more auction-rate preferred shares are offered for sale than there are buyers for those shares.  Also, if you place an order (a hold order) at an auction to retain auction-rate preferred shares only at a specified rate that exceeds the rate set at the auction, you will not retain your auction-rate preferred shares.  Additionally, if you place a hold order without specifying a rate below which you would not wish to continue to hold your shares and the auction sets a below-market rate, you will receive a lower rate of return on your shares than the market rate.  Finally, the dividend period may be changed, subject to certain conditions and with notice to the holders of the auction-rate preferred shares, which could also affect the liquidity of your investment.  Due to recent market turmoil most auction-rate preferred shares, including our Series C Auction Rate Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity.

Secondary Market Risk.  If you try to sell your auction-rate preferred shares between auctions, you may not be able sell them or, if you are able to sell them, you may not be able to do so for their liquidation preference per share or such amount per share plus accumulated dividends.  If the Fund has designated a special dividend period of more than seven days, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market.  Broker-dealers that maintain a secondary trading market for the auction-rate preferred shares are not required to maintain this market, and the Fund is not required to redeem auction-rate preferred shares if either an auction or an attempted secondary market sale fails because of a lack of buyers.  The auction-rate preferred shares will not be registered on a stock exchange.  If you sell your auction-rate preferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction or during a special dividend period.  Due to recent market turmoil most auction-rate preferred shares, including our Series C Auction Rate Preferred, have been unable to hold successful auctions and holders of such shares have suffered reduced liquidity, including the inability to sell such shares in the secondary market.

Common Share Repurchases

Repurchases of common shares by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices.

Credit Quality Ratings

In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund's portfolio must satisfy over-collateralization tests established by the relevant rating agencies.  These tests are more difficult to satisfy to the extent the

Fund's portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry.  These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.  With respect to ratings (if any) of the notes or preferred shares, a rating by a ratings agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares or notes, and a rating may not fully or accurately reflect all of the securities' credit risks.  A rating does not address the liquidity or any other market risks of the securities being rated.  A rating agency could downgrade the rating of our notes or preferred shares, which may make such securities less liquid in the secondary market.  If a rating agency downgrades the rating assigned to our preferred shares or notes, we may alter our portfolio or redeem the preferred shares or notes under certain circumstances.

Special Risks of Debt Securities to Preferred Shares

As provided in the 1940 Act, and subject to compliance with the Fund's investment limitations, the Fund may issue debt securities.  In the event the Fund were to issue such securities, the Fund's obligations to pay dividends or make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund's obligations to make any principal and interest payments due and owing with respect to its outstanding senior debt securities.  Accordingly, the Fund's issuance of debt securities would have the effect of creating special risks for the Fund's preferred shareholders that would not be present in a capital structure that did not include such securities.

Restrictions on Dividends and Other Distributions

Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for U.S. federal income tax purposes.  While the Fund intends to redeem its preferred shares or prepay its notes to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), there can be no assurance that such actions can be effected in time to meet the Code requirements.  See "Taxation" in the SAI.

Leverage Risk

The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares or notes, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent the Fund determines to employ leverage in its investment operations, the Fund will be subject to substantial risks of loss.  The Fund cannot assure that borrowings or the issuance of preferred shares or notes will result in a higher yield or return to the holders of the common shares.

Preferred Share and Note Risk

The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile.  If the interest rate on the notes or the dividend rate on the preferred shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to the holders of the common shares would be reduced.  If the interest rate on the notes or the dividend rate on the preferred shares plus the management fee annual rate of 1.00% (as applicable) exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes.

Any decline in the net asset value of the Fund's investments would be borne entirely by the holders of common shares.  Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged.  This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.  In such a case, the Fund might be in danger of failing to maintain the required asset coverage of the notes or preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the preferred shares.  In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares or notes.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares and notes, including any additional advisory fees on the incremental assets attributable to such shares.

Holders of notes and preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund's affairs.  In the event the Fund fails to maintain 100% asset coverage of any notes outstanding, the holders of the notes will have the right to elect a majority of the Fund's directors.  In addition, holders of preferred shares, voting separately as a single class, would have the right (subject to the rights of noteholders) to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Directors until such arrearage is completely eliminated.  In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund's common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for U.S. federal income tax purposes.  While the Fund intends to redeem its preferred shares to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

Risks of Investing in the Fund

Asset Class Risks

Credit Risk for Convertible Securities and Fixed Income Securities.  Many convertible securities are not investment grade, that is, not rated within the four highest categories by S&P and Moody's.  To the extent that the Fund's convertible securities and any other fixed income securities are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.  It is expected that not more than 50% of the Fund's portfolio will consist of securities rated CCC or lower by S&P or Caa or lower by Moody's or, if unrated, are of comparable quality as determined by the Investment Adviser.

Securities rated BB or lower by S&P or Ba or lower by Moody's are often referred to in the financial press as "junk bonds" and may include securities of issuers in default.  "Junk bonds" are considered by the rating agencies to be predominantly speculative and may involve major risk exposures such as:

•	greater volatility and credit risk;
•	vulnerability to economic downturns and changes in interest rates;
•	sensitivity to adverse economic changes and corporate developments;
•	additional expenses to pursue recovery from issuers that default;
•	redemption or call provisions that may be exercised at inopportune times;
•	difficulty in accurately valuing or disposing of such securities;
•	subordination to other debt of the issuer; and
•	junk bonds are generally unsecured.

Convertible securities and other income securities need not meet a minimum rating standard in order to be acceptable for investment by the Fund.

In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities.  Lower grade securities tend to be less liquid than investment grade securities.  The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Securities ratings are relative and subjective and not absolute standards of quality.  They are based largely on an issuer's historical financial condition and the rating agency's analysis at the time of the rating.  Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

As a part of its investments in lower grade fixed-income securities, the Fund may invest in the securities of issuers in default.  The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers' securities will appreciate.  By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

Generally, lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.  The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds.  In addition, unrated securities generally present a higher degree of credit risk.  The risk of loss due to default by these issuers is significantly greater because lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded.  The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.  Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in order to respond to changes in the economy or the financial markets.

Lower grade securities and unrated securities of comparable quality also present risks based on payment expectations.  If an issuer calls the obligation for redemption (often a feature of fixed-income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors.  Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities.  Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.  Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer.  Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations.  In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced.  In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis.  Moreover, such ratings do not assess the risk of a decline in market value.  None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession.  Past market recessions have adversely affected the value of such securities and the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities.  The market for those securities may react in a similar fashion in the future.

For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

Dilution Risk for Convertible Securities.  In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund's holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect.

Illiquid Securities.  The Fund has no limit on the amount of its net assets it may invest in unregistered and otherwise illiquid investments.  Unregistered securities are securities that cannot be sold publicly in the United States without registration under the 1933 Act.  Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the 1933 Act.  Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts.  The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

Unregistered convertible securities or the securities obtained upon conversion normally may be resold publicly under certain volume and other restrictions beginning one year following the acquisition of the securities obtained upon conversion and without any restrictions beginning two years after the acquisition of the securities obtained upon conversion.  Unregistered securities that are freely salable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy institutional liquidity standards established by the Board.  The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity.

Interest Rate Risk for Fixed Income Securities.  The primary risk associated with fixed income securities is interest rate risk.  A decrease in interest rates will generally result in an increase in the value of a fixed income security, while increases in interest rates will generally result in a decline in its value.  This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset.  Market interest rates recently have declined significantly below historical average rates, which may increase the risk that these rates will rise in the future.

Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities, like fixed rate securities, also tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes.

Distribution Risk for Equity Income Securities.  In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer's history of making regular periodic distributions (i.e., dividends) to its equity holders.  An issuer's history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future.  The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities.  Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities.  In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer's discretion.

Equity Risk.  The principal risk of investing in equity securities is equity risk.  Equity risk is the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company's particular circumstances.  Common stock in which the Fund will invest or receive upon conversion of convertible securities is subject to such equity risk.  In the case of convertible securities, it is the conversion value of a convertible security that is subject to the equity risk; that is, if the appreciation potential of a convert ible security is not realized, the premium paid for its conversion value may not be recovered.  See "Investment Objective and Policies -- Investment Practices -- Convertible Securities."

Ratings Risk.  The rating received by the Fund on its outstanding preferred shares, or on any other senior security that it may issue, is an assessment by the applicable rating agency of the capacity of the Fund to satisfy its obligations on its outstanding senior securities.  However, an AAA, Aaa or similar rating on the Fund's outstanding preferred shares does not eliminate or mitigate the risks associated with investing in the Fund's preferred or common shares.  In addition, should the rating on the Fund's preferred shares be lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred shares.  If the Fund were required to redeem its outstanding preferred shares (in whole or part) as a result of the change in or withdrawal of the rating, the common shares of the Fund will lose the benefits associated with a leveraged capital structure.

Prepayment Risks on Government Sponsored Mortgage-Backed Securities.  The yield and maturity characteristics of government sponsored mortgage-backed securities differ from traditional debt securities.  A major difference is that the principal amount of the obligations may generally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time.  Prepayment risks include the following:

•

the relationship between prepayments and interest rates may give some lower grade government sponsored mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities;

•

in addition, when interest rates fall, the rate of prepayments tends to increase.  During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid;

•	because of these and other reasons, a government sponsored mortgage-backed security's total return and maturity may be difficult to predict; and
•	to the extent that the Fund purchases government sponsored mortgage-backed securities at a premium, prepayments may result in loss of the Fund's principal investment to the extent of premium paid.

Industry Concentration Risk.  The Fund may invest up to 25% of its total assets in securities of a single industry.  Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations.  In such circumstances the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Foreign Securities Risk.  The Fund may invest up to 25% of its total assets in the securities of foreign issuers.  Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers.  Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States.  Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments.  There may be difficulty in obtaining or enforcing a court judgment abroad.  In addition, it may be difficult to effect repatriation of capital invested in certain countries.  In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

There may be less publicly available information about a foreign company than a U.S. company.  Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies.  A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations.  Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss.  In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund also may purchase ADRs or U.S. dollar-denominated securities of foreign issuers which will not be included in the 25% foreign securities limitation.  ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.  While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.  In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Smaller Companies.  While the Fund intends to focus on the securities of established suppliers of accepted products and services, the Fund may also invest in smaller companies which may benefit from the development of new products and services.  These smaller companies may present greater opportunities for capital appreciation, and may also involve greater investment risk than larger, more established companies.  For example, smaller companies may have more limited product lines, market or financial resources and their securities may trade less frequently and in lower volume than the securities of larger, more established companies.  As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

Investment Companies.  The Fund may invest in the securities of other investment companies to the extent permitted by law.  To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company's expenses, including management fees.  The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund's common shares will be subject to duplicative investment expenses.  The Fund will not purchase the securities of affiliated investment companies.

Special Risks of Derivative Transactions.  Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies.  If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.  Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;
•	imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;
•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;
•	the possible absence of a liquid secondary market for any particular instrument at any time;
•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;
•
the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.

Futures Transactions.  The Fund may invest without limit in futures contracts.  Futures and options on futures entail certain risks, including but not limited to the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;
•	possible reduction of the return of the Fund due to the use of hedging;
•	possible reduction in value of both the securities hedged and the hedging instrument;
•	possible lack of liquidity due to daily limits or price fluctuations;
•	imperfect correlation between the contracts and the securities being hedged; and
•	losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.
Forward Currency Exchange Contracts.  There is no independent limit on the Fund's ability to invest in foreign currency exchange contracts.  The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund.  If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding.  The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

For a further description of such derivative investments, see "Investment Objective and Policies — Additional Investment Policies" in the SAI.

Loans of Portfolio Securities.  Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.  The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.  The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.  The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

For a further description of such loans of portfolio securities, see "Investment Objective and Policies — Additional Investment Policies — Loans of Portfolio Securities" in the SAI.

Management Risk.  The Fund is subject to management risk because it is an actively managed portfolio.  The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Interest Rate Transactions.  The Fund may enter into an indirect swap or cap transaction with respect to all or a portion of its outstanding Series C Auction Rate Preferred or any future series of variable rate preferred shares.  The use of interest rate swaps and caps is a highly specialized activity that involves certain risks to the Fund including, among others, counterparty risk and early termination risk.  See "How the Fund Manages Risk — Interest Rate Transactions."

Dependence on Key Personnel.  The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments.  If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected.  There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Anti-Takeover Provisions.  The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.  See "Anti-Takeover Provisions of the Fund's Governing Documents."

Status as a Regulated Investment Company.  The Fund has elected and has qualified, and intends to remain qualified, for U.S. federal income tax purposes as a regulated investment company under Subchapter M of the code.  Qualification requires, among other things, compliance by the Fund with certain distribution requirements.  Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements.  The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements.  See "Taxation" for a more complete discussion of these and other U.S. federal income tax considerations.

Common Share Distribution Policy Risk.  The Fund has adopted a policy, which may be modified at any time by its Board, of paying a minimum annual distribution of 8% of the average net asset value of the Fund to common shareholders.

The Fund's current quarterly distribution level is set at $0.20 per share in each of the first three quarters of the year.  The Fund pays an adjusting distribution in the fourth quarter of an amount sufficient to pay 8% of the average net asset value of the Fund, as of the last day of the four preceding calendar quarters, or to satisfy the minimum distribution requirements of the Code, whichever is greater.

In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund's preferred shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund.

For the fiscal year ended December 31, 2007, the Fund made distributions of $0.80 per common share, of which $0.17154 constituted a return of capital. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year's distributions will be based on the Fund's investment activity through the end of the calendar year.

Long-term Objective.  The Fund is intended for investors seeking a high level of total return over the long-term.  The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market.  An investment in shares of the Fund should not be considered a complete investment program.  Each shareholder should take into account the Fund's investment objective as well as the shareholder's other investments when considering an investment in the Fund.

Market Value and Net Asset Value.  The Fund is a diversified, closed-end management investment company.  Shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium or discount from net asset value.  Listed shares of closed-end investment companies frequently trade at a discount from net asset value.  This characteristic of stock of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease.  The Fund cannot predict whether its listed stock will trade at, below or above net asset value.  Stockholders desiring liquidity may, subject to applicable securities laws, trade their stock in the Fund on the NYSE or other markets on which such stock may trade at the then current market value, which may differ from the then current net asset value.  Stockholders will incur brokerage or other transaction costs to sell stock.

Special Risks Related to Preferred Securities

There are special risks associated with the Fund investing in preferred securities, including:

Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.  If the Fund owns a preferred security on which distributions are being deferred by the issuer, the Fund may be required to report income for tax purposes although it has not yet received such deferred distributions.

Non-Cumulative Dividends.  Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid.  A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders.  Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the Fund's return from that security may be adversely affected.  There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights.  Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of Directors to the issuer's board.  Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date.  For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws.  As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

HOW THE FUND MANAGES RISK

Investment Restrictions

The Fund has adopted certain investment limitations, some of which are fundamental policies of the Fund, designed to limit investment risk and maintain portfolio diversification.  Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class).  In addition, pursuant to the Articles Supplementary of each of the series of preferred shares, a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy.  The Fund may become subject to guidelines that are more limiting than its current investment restrictions in order to obtain and maintain ratings from Moody's and S&P on its preferred shares.

Interest Rate Transactions

The Fund may enter into an interest rate swap or cap transaction with respect to all or a portion of its outstanding Series C Auction Rate Preferred or any future series of variable rate preferred shares.  Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for a series of variable rate preferred shares that is lower than the Fund would have to pay if it issued fixed rate preferred shares.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.  In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on a series of the variable rate preferred shares.  In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap.  Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred share dividends or distributions when due in accordance with the Articles Supplementary of the relevant series of the variable rate preferred shares even if the counterparty defaulted.  Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend or distribution payments on the variable rate preferred shares.  In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the Fund's ability to make dividend or distribution payments on the variable rate preferred shares.  To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the variable rate preferred shares.  A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage.  Under the Articles Supplementary for each series of the preferred shares, if the Fund fails to maintain the required asset coverage on the outstanding preferred shares or fails to comply with other covenants, the Fund may, at its option (and in certain circumstances will be required to), mandatorily redeem some or all of these shares.  The Fund generally may redeem the auction-rate preferred shares, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period.  Such redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction.  Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund's net payment obligations under any swap transaction, marked to market daily.  The Fund does not presently intend to enter into interest rate swap or cap transactions relating to the auction-rate preferred shares in a notional amount in excess of the outstanding amount of the auction-rate preferred shares.  The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

MANAGEMENT OF THE FUND

General

The Fund's Board (who, with the Fund's officers, are described in the SAI) has overall responsibility for the management of the Fund.  The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below).  Pursuant to an investment advisory agreement with the Fund, the Investment Adviser, under the supervision of the Fund's Board, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and directors of the Fund who are its affiliates.  As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets.  However, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of its currently outstanding preferred shares for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the advisory fee subject to potential waiver, is less than the stated annual dividend rate of such preferred shares, prorated during the year such preferred shares are issued and the final year they are outstanding.  For purposes of the calculation of the fees payable to the Investment Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month.  The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.  The Fund's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of currently outstanding preferred shares for the period.  The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual.  The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.  As used in this prospectus, net assets means the aggregate net asset value of the common shares (which includes for this purpose assets attributable to outstanding preferred shares, if any, with no deduction for the liquidation preference of such preferred shares).

The Investment Adviser

Gabelli Funds, LLC serves as the Fund's Investment Adviser pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement").  The Investment Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422.  The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980.  As of December 31, 2007, the Investment Adviser acts as registered investment adviser to 24 management investment companies with aggregate net assets of $16.8 billion.  The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $31.0 billion as of December 31, 2007.  GAMCO Asset Management Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $13.3 billion under management as of December 31, 2007.  Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $460 million as of December 31, 2007.  Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $24 million under management as of December 31, 2007.  Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Westwood Funds having aggregate assets of approximately $440 million under management as of December 31, 2007.

The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol "GBL."  Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement between the Fund and the Investment Adviser (the "Advisory Agreement") including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all directors of the Fund who are affiliated with the Investment Adviser.  The Fund pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and stockholder reports, charges of the custodian, any subcustodian and transfer and dividend paying agent, expenses in connection with its respective automatic dividend reinvestment and voluntary cash purchase plan, SEC fees, fees and expenses of unaffiliated directors, accounting and pricing costs, including costs of calculating the net asset value of the Fund, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its stock for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant's services, stock exchange listing fees, expenses relating to the offering of preferred stock, rating agency fees, costs of printing proxies, stock certificates and stockholder reports, charges of State Street Bank and Trust Company ("State Street" or the "Custodian"), charges of Computershare and The Bank of New York, SEC fees, fees and expenses of unaffiliated directors, accounting and printing costs, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing stockholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

A discussion regarding the basis for the Fund's Board approval of the investment advisory agreement with the Investment Adviser is available in the Fund's annual report for the year ended December 31, 2007.

Selection of Securities Brokers

The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund.  Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc.  or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc.  that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it.  The SAI contains further information about the Advisory Agreement including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Management

Mario J. Gabelli is currently and has been responsible for the day-to-day management of the Fund since its formation.  Mr. Gabelli has served as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and its predecessors since 1976. Mr. Gabelli is the Chief Investment Officer — Value Portfolios for the Investment Adviser and GAMCO Asset Management Inc. Mr. Gabelli serves as portfolio manager for several funds in the Gabelli fund family and is a director of several funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management of the Fund. Mr. Gabelli is also Chief Executive Officer of GGCP, Inc., as well as Chairman of the Board of LICT Corporation, a multimedia and communication services company.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities of the Fund.

Non-Resident Directors

Anthonie C. van Ekris, a director of the Fund, resides outside the U.S. and all or a significant portion of his assets are located outside the U.S.  Anthonie C. van Ekris  does not have an authorized agent in the U.S. to receive service of process.  As a result, it may not be possible for investors to effect service of process within the U.S. or to enforce against any non-resident director in U.S. courts judgments predicated upon civil liability provisions of U.S. securities laws.  It may also not be possible to enforce against any non-resident director in foreign courts judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of the U.S.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with PFPC Inc. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment and portfolio management services provided by the Investment Adviser.  For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion but less than $15 billion and 0.01% of the aggregate average net assets in excess of $15 billion.  The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Regulatory Matters

The Fund has received the following information from the Investment Adviser:

Over the past several years, the staff of the SEC (the "Staff"), the staff of the New York Attorney General's office (the "NYAG"), and officials of other states have been conducting industry-wide inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies.  The Investment Adviser and its affiliates have received information requests and subpoenas for documents and testimony from the Staff and the NYAG in connection with these inquiries and have responded to these requests.  The Investment Adviser has implemented additional compliance policies and procedures in response to recent industry initiatives and its internal reviews of its mutual fund practices in a variety of areas.  The Investment Adviser has not found any information that it believes would be material to the ability of the Investment Adviser to fulfill its obligations under the Advisory Agreement.  More specifically, the Investment Adviser has found no evidence of arrangements for trading in the Gabelli mutual funds after the 4:00 p.m. pricing time and no evidence of improper short-term trading in these funds by its investment professionals or senior executives.  The Investment Adviser did find that one investor, who had been engaged in short-term trading in one of the Gabelli mutual funds (the prospectus of which did not at that time impose limits on short-term trading) and who had subsequently made an investment in a hedge fund managed by an affiliate of the Investment Adviser, was banned from the mutual fund only after certain other investors were banned.  The Investment Adviser believes that this relationship was not material to the Investment Adviser.  The Investment Adviser also found that certain discussions took place in 2002 and 2003 between the Investment Adviser's staff and personnel of an investment advisor regarding possible frequent trading in certain Gabelli domestic equity funds.  In June 2006, the Investment Adviser began discussions with the Staff regarding a possible resolution of their inquiry.  In February 2007, the Investment Adviser made an offer of settlement to the Staff for communication to the SEC for its consideration to resolve this matter.  This offer of settlement is subject to final agreement regarding the specific language of the SEC's administrative order and other settlement documents.  As a result of these developments, the Investment Adviser increased its legal and regulatory reserves for 2006 by $3 million. Since these discussions are ongoing, the Investment Adviser cannot determine at this time whether they will ultimately result in a settlement of this matter, whether the reserves will be sufficient to cover any payments by the Investment Adviser related to such a settlement, or whether and to what extent insurance may cover such payments.  Since these discussions are ongoing, the Investment Adviser cannot determine whether they will ultimately result in a settlement of this matter and, if so, what the terms of the settlement might be.  There can be no assurance that any resolution of this matter will not have a material adverse impact on the Investment Adviser or on its ability to fulfill its obligations under the Advisory Agreement.

The Investment Adviser was informed by the Staff that they may recommend to the SEC that the Investment Adviser be held accountable for the actions of two of the closed-end funds managed by the Investment Adviser relating to Section 19(a) and Rule 19a-1 of the 1940 Act.  These provisions require registered investment companies to provide written statements to shareholders when a distribution is made from a source other than net investment income.  While the two funds sent annual statements containing the required information and Form 1099-DIV statements as required by the IRS, the funds did not send written statements to shareholders with each distribution in 2002 and 2003.  The then existing closed-end funds managed by the Investment Adviser changed their notification procedures in 2004 and the Investment Adviser believes that all of the funds have been in compliance with Section 19(a) and Rule 19a-1 of the 1940 Act since that time.  The Staff's notice to the Investment Adviser did not relate to the Fund. The Staff indicated that they may recommend to the SEC that administrative remedies be sought, including a monetary penalty.  The Investment Adviser cannot predict whether an administrative proceeding will be instituted and, if so, what the ultimate resolution might be.  The Investment Adviser currently expects that any resolution of this matter will not have a material adverse effect on the Investment Adviser's ability to fulfill its obligations under the Advisory Agreement.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund.  However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor.  For a more detailed discussion of the Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

DIVIDENDS AND DISTRIBUTIONS

The Fund may retain for reinvestment, and pay the resulting U.S. federal income taxes on, its net capital gain, if any, although the Fund reserves the authority to distribute its net capital gain in any year.  The Fund has a policy, which the Board may change at any time, of paying a minimum annual distribution of 8% of the average net asset value of the Fund to common shareholders.  This policy permits holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell shares. A portion of the Fund's distributions on its common shares to date have included or have been estimated to include a return of capital.  The Fund's current quarterly distribution level is set at $0.20 per share in each of the first three quarters of the year.  The Fund pays an adjusting distribution in the fourth quarter of an amount sufficient to pay 8% of the average net asset value of the Fund, as of the last day of the four preceding calendar quarters, or to satisfy the minimum distribution requirements of the Code, whichever is greater.  Each quarter, the Board reviews the amount of any potential distribution and the income, capital gain or capital available. This policy permits common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell their shares. The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any. To avoid paying income tax at the corporate level, the Fund distributes substantially all of its investment company taxable income and has historically distributed net capital gain.

If, for any calendar year, the total distributions exceed current and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in his shares.  The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in his shares, thereby increasing his potential gain or reducing his potential loss on the sale of his shares.  Any amounts distributed to a shareholder in excess of the basis in the shares will be taxable to the shareholder as capital gain.  See "Taxation" below.

In the event the Fund distributes amounts in excess of its current and accumulated earnings and profits, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio as the Fund's fixed expenses will become a larger percentage of the Fund's average net assets.  In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

The Fund, along with other registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that the Fund maintains distribution policies with respect to the common shares calling for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per share of common stock at or about the time of distribution or pay-out of a fixed dollar amount.  If the total distributions required by the proposed periodic pay-out policy exceed the Fund's current and accumulated earnings and profits, the excess will be treated as a return of capital.  If the Fund's net investment income (including net short-term capital gains) and net long-term capital gains for any year exceed the amount required to be distributed under the periodic pay-out policy, the Fund generally intends to pay such excess once a year, but may, in its discretion, retain and not distribute net long-term capital gains to the extent of such excess.  The Fund reserves the right, but does not currently intend, to retain for reinvestment and pay the resulting U.S.  federal income taxes on the excess of its net realized long-term capital gains over its net short-term capital losses, if any.

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by Computershare, which is agent under the Plan, unless the shareholder elects to receive cash.  Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash.  Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment.  All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend disbursing agent.

Enrollment in the Plan

It is the policy of the Fund to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder, you automatically become a participant in the Fund's Plan. The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Convertible and Income Securities Fund Inc.
c/o Computershare
P.O. Box 43010
Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate.  Shareholders with additional questions regarding the Plan, or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have distributions automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plans as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.

DESCRIPTION OF CAPITAL STOCK AND NOTES

The following is a brief description of the terms of the Fund's common and preferred shares and notes.  This description does not purport to be complete and is qualified by reference to the Fund's Governing Documents.  For complete terms of the common and preferred shares, please refer to the actual terms of such series, which are set forth in the Governing Documents.  For complete terms of the notes, please refer to the actual terms of such notes, which will be set forth in an Indenture relating to such notes (the "Indenture").

Common Shares

The Fund is authorized to issue one billion (1,000,000,000) shares of capital stock, par value $.001 per share, in multiple classes and series thereof as determined from time to time by the Board of the Fund.  Of the Fund's one billion (1,000,000,000) shares of authorized capital stock, one hundred million (100,000,000) shares have been classified by the Board as common stock class ("common shares") and two million (2,000,000) shares as preferred stock ("preferred shares") class.  As of December 31, 2007, 12,598,398 common shares were outstanding.  The common shares of the Fund are listed on the NYSE under the symbol "GCV" and began trading March 31, 1995.  The average weekly trading volume of the common shares on the NYSE during the period from January 1, 2007 through December 31, 2007 was 42,715 shares.  Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights.  There are no conversion or preemptive rights in connection with any outstanding shares of the Fund.  All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.  The common shares are not redeemable and have no preemptive, conversion or cumulative voting rights.

Offerings of shares require approval by the Fund's Board.  Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund's outstanding voting securities.

The Fund's net asset value per share will be reduced immediately following the offering of common shares by the amount of the offering expenses paid by the Fund.  See "Use of Proceeds." Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions.  Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value.  The Fund's common shares have traded in the market at both premiums and discounts from net asset value.  Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future.  The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund's common shareholders will vote as a single class to elect the Fund's Board and on additional matters with respect to which the 1940 Act, the Fund's Charter, By-Laws or resolutions adopted by the Directors provide for a vote of the Fund's common shareholders.  See "Anti-Takeover Provisions of the Fund's Governing Documents."

Preferred Shares

Currently, two million (2,000,000) shares of the Fund's one billion (1,000,000,000) authorized shares of capital stock have been classified by the Board as preferred stock, par value $.001 per share. The terms of such preferred shares may be fixed by the Board of Directors and would materially limit and/or qualify the rights of the holders of the Fund's common shares.

As of December 31, 2007, the Fund had outstanding 990,800 shares of Series B Preferred and 1,000 shares of Series C Auction Rate Preferred.  The Series B Preferred is listed on the NYSE under the symbol "GCV Pr B".  The Series C Auction Rate Preferred is not traded on any public exchange.  The Fund previously had 600,000 shares of Series A Preferred outstanding, however all 600,000 shares of the Series A Preferred were redeemed by the Fund on February 11, 2003.

If the Fund issues additional preferred shares, it will pay dividends to the holders of the preferred shares at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a Prospectus Supplement accompanying each preferred share offering.

Upon a liquidation, each holder of the preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund's creditors but before any distributions with respect to the Fund's common shares or any other shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share's liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of the preferred shares will rank on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund's obligations with respect to any outstanding senior securities representing debt.  The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of shares senior to the preferred shares.

Rating Agency Guidelines.  Upon issuance, it is expected that the preferred shares will be rated "Aaa" by Moody's and/or "AAA" by S&P.  The Fund expects that it will be required under Moody's and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares, with respect to the separate guidelines Moody's and S&P has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody's and S&P guidelines also impose certain diversification requirements and industry concentration limitations on the Fund's overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The "Basic Maintenance Amount" is equal to (i) the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred shares, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unmade distributions on the Fund's common shares) less (ii) the Fund's (a) cash and (b) assets consisting of indebtedness which (y) mature prior to or on the date of redemption or repurchase of the preferred shares and are U.S. government securities or evidences of indebtedness rated at least "Aaa," "P-1", "VMIG-1" or "MIG-1" by Moody's or "AAA", "SP-1+" or "A-1+" by S&P, and (z) is held by the Fund for distributions, the redemption or repurchase of preferred shares or the Fund's liabilities.

If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred shares at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares, as described below under "— Redemption."

The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody's and S&P (or such other rating agency then rating the preferred shares at the request of the Fund). Failure to adopt any such modifications, however, may result in a change in the relevant rating agency's ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred shares at the request of the Fund may, at any time, change or withdraw any such rating. The Board, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody's and S&P, as the case may be, is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by Moody's and S&P (or such other rating agency then rating the preferred shares at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the preferred shares.

The Board may amend the Articles Supplementary definition of "Maximum Rate" (the "maximum rate" as defined below under "— Distributions on the Preferred Shares — Maximum Rate") to increase the percentage amount by which the applicable reference rate is multiplied or to increase the applicable spread to which the reference rate is added to determine the maximum rate without the vote or consent of the holders of the preferred shares or any other shareholder of the Fund, but only after consultation with the broker-dealers and with confirmation from each applicable rating agency that the Fund could meet applicable rating agency asset coverage tests immediately following any such increase.

As described by Moody's and S&P, the ratings assigned to the preferred shares are assessments of the capacity and willingness of the Fund to pay the obligations of each of the preferred shares. The ratings on the preferred shares are not recommendations to purchase, hold or sell shares of either series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines will apply to the preferred shares, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund will pay fees to Moody's and S&P for rating the preferred shares.

Asset Maintenance Requirements.  In addition to the requirements summarized under "— Rating Agency Guidelines" above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares.  Under the 1940 Act, such debt or preferred shares may be issued only if immediately after such issuance the value of the Fund's total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding.

The Fund will be required under the preferred shares' Articles Supplementary (the "Articles Supplementary") to determine whether it has, as of the last business day of each March, June, September and December of each year, an "asset coverage" (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or stock, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, the Fund may, and in certain circumstances will be required to, mandatorily redeem the number of preferred shares sufficient to satisfy such asset coverage. See "— Redemption" below.

Distributions.  In connection with the offering of one or more series of preferred shares, an accompanying Prospectus Supplement will specify whether dividends on such preferred shares will be based on a fixed or variable rate.  If such Prospectus Supplement specifies that dividends will be paid at a fixed rate ("Fixed Rate Preferred Shares"), holders of such preferred shares will be entitled to receive, when, as and if declared by the Board, out of funds legally available therefor, cumulative cash distributions, at an annual rate set forth in the applicable Prospectus Supplement, payable with such frequency as set forth in the applicable Prospectus Supplement.  Such distributions will accumulate from the date on which such shares are issued.

In the alternative, the Prospectus Supplement may state that the holders of one or more series of the preferred shares are entitled to receive cash distributions at annual rates stated as a percentage of liquidation preference, that will vary from dividend period to dividend period ("Variable Rate Preferred Shares"). The liquidation preference per share and the dividend rate for the initial dividend period for any such series of preferred shares will be the rate set out in the Prospectus Supplement for such series. For subsequent dividend periods, each such series of preferred shares will pay distributions based on a rate set at an auction, normally held weekly, but not in excess of a maximum rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, distributions are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as "special dividend periods," as described below under "— Designation of Special Dividend Periods".

Distribution Payments.  Except as described below, the dividend payment date for a series of Variable Rate Preferred Shares will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more (or less) than seven days will be set out in the notice designating a special dividend period. See " — Designation of Special Dividend Periods" for a discussion of payment dates for a special dividend period.

If a dividend payment date for a series of Variable Rate Preferred Shares is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

•
the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the distributions to be paid using their reasonable best efforts;

•	the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and
•	the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

Determination of Dividend Rates.  The Fund computes the distributions per share for a series of Shares by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by the liquidation preference per share of such series to arrive at the distribution per share.

Maximum Rate.  The dividend rate for a series of Variable Rate Preferred Shares that results from an auction for such shares will not be greater than the applicable "maximum rate." The maximum rate for any standard dividend period will be the greater of the applicable percentage of the reference rate or the reference rate plus the applicable spread. The reference rate will be the applicable LIBOR Rate (as defined below) for a dividend period of fewer than 365 days or the Treasury Index Rate (as defined below) for a dividend period of 365 days or more. The applicable percentage and the applicable spread will be determined based on the lower of the credit ratings assigned to such series of preferred shares by Moody's and S&P on the auction date for such period (as set forth in the table below). If Moody's and/or S&P do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the Fund will communicate the maximum applicable rate in a notice of special rate period for such dividend payment period, (2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special dividend period and (3) the reference rate will be the applicable LIBOR Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more.

The "LIBOR Rate," as described in greater detail in the Articles Supplementary, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the preferred shares.

The "Treasury Index Rate," as described in greater detail in the Articles Supplementary, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the preferred shares.

Credit Ratings		Applicable Percentage	Applicable Spread
Moody's	S&P
Aaa	AAA	150%	1.50%
Aa3 to Aa1	AA– to AA+	250%	2.50%
A3 to A1	A– to A+	350%	3.50%
Baa1 or lower	BBB+ or lower	550%	5.50%

Assuming the Fund maintains an "AAA" and "Aaa" rating on the preferred shares, the practical effect of the different methods used to determine the maximum rate is shown in the table below:

Reference Rate	Maximum Applicable Rate Using the Applicable Percentage	Maximum Applicable Rate Using the Applicable Spread	Method Used to Determine the Maximum Applicable Rate

1%	1.50%	2.50%	Spread
2%	3.00%	3.50%	Spread
3%	4.50%	4.50%	Either
4%	6.00%	5.50%	Percentage
5%	7.50%	6.50%	Percentage
6%	9.00%	7.50%	Percentage

There is no minimum dividend rate in respect of any dividend period.

Effect of Failure to Pay Distributions in a Timely Manner.  If the Fund fails to pay the paying agent the full amount of any distribution or redemption price, as applicable, for a series of variable rate preferred shares in a timely manner, the dividend rate for the dividend period following such a failure to pay (such period referred to as the default period) and any subsequent dividend period for which such default is continuing will be the default rate. In the event that the Fund fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then maximum rate (for any subsequent dividend period for which such default is continuing).

The default rate is 550% of the applicable LIBOR Rate for a dividend period of 364 days or fewer and 550% of the applicable Treasury Index Rate for a dividend period of longer than 364 days.

Designation of Special Dividend Periods.  The Fund may instruct the auction agent to hold auctions more or less frequently than weekly and may designate dividend periods longer or shorter than one week. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the potential benefit of the Fund's leverage for holders of its common shares. The Fund does not currently expect to hold auctions and pay distributions less frequently than weekly or establish dividend periods longer or shorter than one week. If the Fund designates a special dividend period, changes in interest rates could affect the price received if preferred shares are sold in the secondary market.

Any designation of a special dividend period for a series of Variable Rate Preferred Shares will be effective only if (i) notice thereof has been given as provided for in the governing documents, (ii) any failure to pay in a timely manner to the auction agent the full amount of any distribution on, or the redemption price of, any preferred shares has been cured as provided for in the governing documents, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) if the Fund has mailed a notice of redemption with respect to any preferred shares, the Fund has deposited with the paying agent all funds necessary for such redemption and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount, and the Fund has provided notice of such designation and a Basic Maintenance Report to each rating agency then rating the preferred shares at the request of the Fund.

The dividend payment date for any such special dividend period will be set out in the notice designating the special dividend period. In addition, for special dividend periods of at least 91 days, dividend payment dates will occur on the first business day of each calendar month within such dividend period and on the business day following the last day of such dividend period.

Before the Fund designates a special dividend period: (i) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (ii) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

Restrictions on Dividends and Other Distributions for the Preferred Shares

So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends and the distribution of assets upon liquidation), unless:

•
the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund's outstanding preferred shares due on or prior to the date of such common share dividend or distribution;

•	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund's governing documents; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under "— Rating Agency Guidelines" and "— Asset Maintenance Requirements."

No full distribution will be declared or made on any series of the preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund's obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any of the Fund's senior securities representing debt.

Redemption

Mandatory Redemption Relating to Asset Coverage Requirements. The Fund may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

•
the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days, in the case of the Fixed Rate Preferred Shares, or 10 business days, in the case of the Variable Rate Preferred Shares, following such failure; or

•
the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference, as stated in the Prospectus Supplement accompanying the issuance of such preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of Variable Rate Preferred Shares having a dividend period of more than one year) any applicable redemption premium determined by the Board and included in the Articles Supplementary.

The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund's assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund's discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage). In addition, as discussed under "— Optional Redemption of the Preferred Shares" below, the Fund generally may redeem Variable Rate Preferred Shares subject to a variable rate, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund's outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of its Governing Documents and the 1940 Act, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If less than all preferred shares of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all the preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption of Fixed Rate Preferred Shares.  Fixed Rate Preferred Shares will not be subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund's status as a regulated investment company under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such Fixed Rate Preferred Shares in whole or in part for cash at a redemption price per share equal to the initial liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under "— Redemption Procedures" and the limitations of the Governing Documents and 1940 Act.

Optional Redemption of Variable Rate Preferred Shares.  The Fund generally may redeem Variable Rate Preferred Shares, if issued, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. The Fund may designate a non-call period during a dividend period of more than seven days. In the case of such preferred shares having a dividend period of one year or less, the redemption price per share will equal the initial liquidation preference plus an amount equal to any accumulated but unpaid distributions thereon (whether or not earned or declared) to the redemption date, and in the case of such Preferred Shares having a dividend period of more than one year, the redemption price per share will equal the initial liquidation preference plus any redemption premium applicable during such dividend period. Such redemptions are subject to the notice requirements set forth under "— Redemption Procedures" and the limitations of the Governing Documents and 1940 Act.

Redemption Procedures.  A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE requirements), in the case of Fixed Rate Preferred Shares, and not less than seven days in the case of Variable Rate Preferred Shares, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Articles Supplementary, as applicable, under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The holders of any preferred shares, whether subject to a variable or fixed rate, will not have the right to redeem any of their shares at their option.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights.  The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Directors at any time two years' dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The foregoing voting provisions will not apply to any preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption.

Book Entry.  Fixed Rate Preferred Shares will initially be held in the name of Cede & Co. as nominee for DTC.  The Fund will treat Cede & Co. as the holder of record of preferred shares for all purposes.  In accordance with the procedures of DTC, however, purchasers of Fixed Rate Preferred Shares will be deemed the beneficial owners of stock purchased for purposes of dividends, voting and liquidation rights.

Variable Rate Preferred Shares will initially be held by the auction agent as custodian for Cede & Co., in whose name the Variable Rate Preferred Shares will be registered.  The Fund will treat Cede & Co. as the holder of record of the Variable Rate Preferred Shares for all purposes.

Notes

General.  Under Maryland law and our Charter, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the notes, will rank senior to the preferred shares and the common shares.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate, must have asset coverage immediately after the time of issuance of at least 300%. So long as notes are outstanding, additional debt securities must rank on a parity with notes with respect to the payment of interest and upon the distribution of our assets.

A prospectus supplement relating to any notes will include specific terms relating to the offering. The terms to be stated in a prospectus supplement will include the following:

•    the form and title of the security;
•    the aggregate principal amount of the securities;
•    the interest rate of the securities;
•    whether the interest rate for the securities will be determined by auction or remarketings;
•    the maturity dates on which the principal of the securities will be payable;
•    the frequency with which auctions or remarketings, if any, will be held;
•    any changes to or additional events of default or covenants;
•    any optional or mandatory redemption provisions;
•    the credit rating of the notes; and
•    any other terms of the securities.

Interest. The prospectus supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness.  Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Notes.

Unless stated otherwise in the related prospectus supplement, any one of the following events will constitute an "event of default" for that series under the Indenture relating to the notes:

•  default in the payment of any interest upon a series of notes when it becomes due and payable and the continuance of such default for [30] days;
•  default in the payment of the principal of, or premium on, a series of notes at its stated maturity;
•  default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of [90] days after written notice has been given to us by the trustee;
•  certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;
•  if, on the last business day of each of twenty-four consecutive calendar months, the notes have a 1940 Act asset coverage of less than 100%; or
•  any other "event of default" provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to us. A default that relates only to one series of notes does not affect any other series and the holders of such other series of notes will not be entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity will occur automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding notes of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of notes, other than the non-payment of the principal of that series of notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the notes, before the holders of any of our common or preferred shares are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the notes, which may be payable or deliverable in respect of the notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Investment Adviser, custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights. The notes have no voting rights, except as mentioned below and to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default.  In connection with the notes or other borrowings (if any), the 1940 Act does in certain circumstances grant to the noteholders or lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.  In the event the Fund fails to maintain 100% asset coverage of any notes outstanding, the holders of the notes will have the right to elect a majority of the Fund's directors.

Market. Our notes are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such notes, along with the other terms of the notes, will be described in a prospectus supplement.  We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form. Unless otherwise stated in the related prospectus supplement, the notes will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the Indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•  DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•  we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or
•  an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the Indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the Indenture.

Trustee, Transfer Agent, Registrar, Paying Agent and Redemption Agent.  Information regarding the trustee under the Indenture, which may also act as transfer agent, registrar, paying agent and redemption agent with respect to our notes, will be set forth in the related prospectus supplement.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders and noteholders (as the case may be).  The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.  No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders or noteholders (including shareholders or noteholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (x) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (y) not more than 25% of the value of the Fund's total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions).  The Fund intends to distribute at least annually substantially all of such income.  The Fund will be subject to income tax at regular corporate rates on any investment company taxable income and net capital gain that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax.  While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax.  In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

Distributions paid to you by the Fund from its investment company taxable income which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) for taxable years after December 31, 2002 through December 31, 2010), as qualified dividend income eligible for the reduced maximum U.S. federal income tax rate to individuals of generally 15% (currently 5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). There can be no assurance as to what portion of the Fund's ordinary income dividends will constitute qualified dividend income. Distributions made to you from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly designated by the Fund, regardless of the length of time you have owned Fund shares.  The maximum U.S. federal income tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized before January 1, 2011.  Distributions in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset).  Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale and are a capital asset in your hands.  Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you.  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.  Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund.  If the Fund pays you a dividend or makes a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.

The Fund is required in certain circumstances to backup withhold on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Taxation of Noteholders

Noteholders will be required to include payments of interest on the notes in their gross income in accordance with their method of accounting for U.S. federal income tax purposes.

Any gain from the disposition of the notes will be treated as capital gain for noteholders who hold the notes as capital assets and as long-term capital gain if the notes have been held for more than one year as of the date of disposition.  However, a portion of such gain may be required to be treated as ordinary income under special rules of the Code governing the treatment of market discount.  A noteholder who acquires a note at a market discount (i.e., at a price less than the principal amount or the "adjusted issue price" as determined for tax purposes, if relevant), such as a subsequent purchaser of the notes, will be required to treat as ordinary income a portion of any gain realized upon a disposition of the note equal to the amount of market discount deemed to have been accrued as of the date of disposition unless an election is made to include such discount in income on a current basis.  A noteholder who acquires a note at a market discount and does not elect to include such discount in income on a current basis will be required to defer deduction of a portion of interest paid or accrued on debt incurred or continue to purchase or carry the note until the noteholder disposes of the note.  These rules may have an effect on the price that can be obtained upon the sale of a note.  Amounts received upon a redemption of the notes will be subject to tax as ordinary income to the extent of any accrued and unpaid interest on the notes as of the date of redemption.

The Fund is required in certain circumstances to backup withholding on interest distributions paid to non-corporate holders of the Fund's notes who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund, its shareholders and noteholders.  These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.  A more complete discussion of the tax rules applicable to the Fund, its shareholders and noteholders (including non-U.S. persons who own shares or notes, as the case may be) can be found in the Statement of Additional Information that is incorporated by reference into this prospectus.  Shareholders and noteholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case:

•	the ability of other entities or persons to acquire control of the Fund's Board;

•	the Fund's freedom to engage in certain transactions; or

•	the ability of the Fund's directors or shareholders to amend the Governing Documents or effectuate changes in the Fund's management.

These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions.  The Board of the Fund is divided into three classes, each having a term of three years.  Each year the term of one class of directors will expire.  Accordingly, only those directors in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board.  Such system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of directors.  See "Management of the Fund — Directors and Officers" in the SAI.  A director of the Fund may be removed with cause by a vote of a majority of the votes entitled to be cast for the election of directors of the Fund.  A director of the Fund may not be removed without cause.  In addition, the affirmative vote of the holders of 75% of the outstanding shares of the Fund, and the vote of a majority (as defined in the 1940 Act) of the holders of preferred shares, voting as a single class, is required to authorize its conversion from a closed-end to an open-end investment company, or to amend certain provisions of the Charter involving conversion to an open-end fund.

Further, unless a higher percentage is provided for under the Charter, the affirmative vote of a majority (as defined in the 1940 Act) of the votes entitled to be cast by holders of outstanding shares of the Fund's preferred stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such stock or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, open-ending the Fund and changing the Fund's investment objective or changing the investment restrictions described as fundamental policies under "Investment Restrictions" in the SAI.

Maryland corporations that are subject to the 1934 Act and have at least three outside directors, such as the Fund, may by board resolution elect to become subject to certain corporate governance provisions set forth in the Maryland corporate law, even if such provisions are inconsistent with the corporation's charter and by-laws.  Accordingly, notwithstanding its Governing Documents, under Maryland law the Fund's Board may elect by resolution to, among other things:

•	require that special meetings of stockholders be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at such meeting;

•	reserve for the Board the right to fix the number of Fund directors;

•	provide that directors are subject to removal only by the vote of the holders of two-thirds of the stock entitled to vote; and

•
retain for the Board sole authority to fill vacancies created by the death, removal or resignation of a director, with any director so appointed to serve for the balance of the unexpired term rather than only until the next annual meeting of stockholders

The Board may make any of the foregoing elections without amending the Governing Documents and without stockholder approval.  Though a corporation's charter or a resolution by its board may prohibit its directors from making the elections set forth above, the Fund's Board currently is not prohibited from making any such elections.

The provisions of the Governing Documents and Maryland law described above could have the effect of depriving the owners of stock in the Fund of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction.  The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.

The Governing Documents of the Fund are on file with the SEC.

CLOSED-END FUND STRUCTURE

The Fund is a diversified, closed-end management investment company (commonly referred to as a closed-end fund).  Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder.  This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time.  In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not.  The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments.  By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their net asset value.  Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount.  We cannot guarantee or assure, however, that the Fund's Board will decide to engage in any of these actions.  Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share.  The Board of might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares.  We cannot assure you that the Fund's common shares will not trade at a discount.

REPURCHASE OF SHARES

The Fund is a diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares.  The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Fund's Board has determined that such repurchase, up to 500,000 common shares, may be made when the Fund's common shares are trading at a discount of 10% or more from net asset value (or such other percentage as the Board of the Fund may determine from time to time).  The Fund may also repurchase any preferred shares its issues.  Although the Board has authorized such repurchases, the Fund is not required to repurchase its shares.  Pursuant to this authorization the Fund has repurchased in the open market 305,200 shares through December 31, 2007.  Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.  Any repurchase of common shares by the Fund will also be subject to Maryland corporate law, which requires that immediately following such repurchase the total assets of the Fund must be equal to or greater than the sum of the Fund's total liabilities plus the aggregate liquidation preference of its outstanding preferred shares.

When the Fund repurchases its common shares for a price below net asset value or preferred shares at a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively.  The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund's expense ratio.

NET ASSET VALUE

The net asset value of the Fund's shares will be computed based on the market value of the securities it holds and will generally be determined daily as of the close of regular trading on the NYSE.

Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available.  Initial public offering securities are initially valued at cost, and thereafter as any other equity security.  Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments.  Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security.  Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity.  Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser in accordance with guidelines adopted by the Fund.  The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S.  dollar denominated assets and futures and options).

Trading takes place in various foreign markets on days which are not Business Days and on which therefore the Fund's net asset value per share is not calculated.  The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund.  Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board.

Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

NYSE Closings.  The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

CUSTODIAN, TRANSFER AGENT, AUCTION AGENT AND DIVIDEND-DISBURSING AGENT

State Street Bank and Trust Company (the "Custodian"), located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the custodian of the Fund's assets pursuant to a custody agreement.  Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act.  For its services, the Custodian receives a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A., located at 250 Royall Street, Canton, Massachusetts 02021, serves as the Fund's dividend disbursing agent, as agent under the Fund's automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar for the common shares of the Fund.

Computershare also serves as the Fund's transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series B Preferred.

The Bank of New York, located at 100 Church Street, New York, NY 10286, serves as the Fund's auction agent, transfer agent, registrar, dividend paying agent and redemption agent with respect to the Series C Auction Rate Preferred.

PLAN OF DISTRIBUTION

We may sell our shares or notes through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale.  The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our shares or notes, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

The distribution of our shares or notes may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share in the case of common shares, must equal or exceed the net asset value per share, exclusive of any underwriting commissions or discounts, of our common shares.

We may sell our shares or notes directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities.  In this case, no underwriters or agents would be involved.  We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our shares or notes, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions.  Underwriters may sell our shares or notes to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents.  Underwriters, dealers and agents that participate in the distribution of our shares or notes may be deemed to be underwriters under the 1933 Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our shares or notes may be deemed to be underwriting discounts and commissions under the 1933 Act.  Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement.  The maximum commission or discount to be received by any NASD member or independent broker-dealer will not exceed eight percent.  We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares or notes at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

To facilitate an offering of shares or notes in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the shares.  Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the shares for the underwriter's own account.

•	An underwriter may place a stabilizing bid to purchase the shares for the purpose of pegging, fixing, or maintaining the price of the shares.

•
Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the shares subject to the offering by bidding for, and purchasing, the shares or any other securities in the open market in order to reduce a short position created in connection with the offering.

•
The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the shares originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels.  The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice.  The offered securities may or may not be listed on a securities exchange.  We cannot assure you that there will be a liquid trading market for the offered securities.

Any fixed rate preferred shares sold pursuant to a Prospectus Supplement will likely be listed on the NYSE.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our shares or notes may be entitled to indemnification by us against certain liabilities, including liabilities under the 1933 Act.  Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our shares or notes from us pursuant to contracts providing for payment and delivery on a future date.  Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us.  The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the shares or notes shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject.  The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts.  Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters.  The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders.  Such allocations of securities for Internet distributions will be made on the same basis as other allocations.  In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our shares or notes offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in connection with the offering of the preferred shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                                     ] serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. [                                     ] is located at [                                                            ].

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith files reports and other information with the SEC.  Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the 1934 Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.  The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund's common shares are listed on the NYSE under the symbol "GCV" and the Series B Preferred is listed on the NYSE under the symbol "GCV Pr B".  Reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund will be available for inspection at the NYSE, 20 Broad Street, New York, New York 10005, as the case may be.

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act.  This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the preferred shares or notes offered hereby.  Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC.  Each such statement is qualified in its entirety by such reference.  The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser and its affiliates with a legitimate business need for the information.  The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.  Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus.  As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of _____, 2008, has been filed with the SEC and is incorporated by reference in this prospectus.  An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554).  The Table of Contents of the SAI is as follows:

No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

APPENDIX A

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa
Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.

A
Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa
Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa	Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca	Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C	Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
STANDARD & POOR'S RATINGS SERVICES

AAA	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
A
Principal and interest payments on bonds in this category are regarded as safe.  Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

S-A-1

BBB
This is the lowest investment grade.  Debt rated BBB has an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation, and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.  Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

In July 1994, S&P initiated an "r" symbol to its ratings.  The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S-A-2

The Gabelli Convertible and Income Securities Fund Inc.
Preferred Stock
Notes

PROSPECTUS

, 2008

Filed Pursuant to Rule 497
Registration Statement No.  333-[        ]
PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 2008)

__________ Shares

[GRAPHIC OMITTED]

Series [       ] Preferred Stock

We are offering for sale ________ shares of our series __ preferred stock, par value $0.001 per share (the "Series __ Preferred Shares").  Our common stock ("common shares") is listed on the New York Stock Exchange (the "NYSE") under the symbol "GCV" and our series B preferred stock ("Series B Preferred Shares") is listed on the NYSE under the symbol "GCV Pr B".  On             , the last reported sale price of our common shares was $             and the last reported sale prices of our Series B Preferred Shares was $          .

You should review the information set forth under "Risk Factors and Special Considerations" on page __ of the accompanying Prospectus before investing in our preferred stock ("preferred shares").

	Per Share	Total (1)
Public offering price	$____	$____
Underwriting discounts and commissions	$____	$____
Proceeds, before expenses, to us	$____	$____
________________________

(1)	The aggregate expenses of the offering are estimated to be $________, which represents approximately $____ per share.

The Series __ Preferred Shares will be ready for delivery on or about __________, ____.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our preferred shares and retain it for future reference.  The Prospectus Supplement and the accompanying Prospectus contain important information about us.  Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete.  Any representation to the contrary is a criminal offense.

____________, ____

TABLE OF CONTENTS

Prospectus Supplement

Page
TERMS OF THE SERIES ___ PREFERRED SHARES	P-3
USE OF PROCEEDS	P-4
CAPITALIZATION	P-4
ASSET COVERAGE RATIO	P-4
SPECIAL CHARACTERISTICS AND RISKS OF THE PREFERRED SHARES	P-4
TAXATION	P-4
UNDERWRITING	P-4
LEGAL MATTERS	P-4

TERMS OF THE SERIES ___ PREFERRED SHARES

Dividend Rate	The dividend rate [for the initial dividend period]1 will be ___%.
Dividend Payment Rate	[Dividends will be paid when, as and if declared on __________, __________, __________, and __________, commencing __________.][2] The payment date for the initial dividend period will be __________.][1]
[Regular Dividend Period	Regular dividend periods will be ____ days.][1]
[Regular Auction Date	Auctions will be held on __________.][1]
Liquidation Preference	$______ per share
[Non-Call Period	The shares may not be called for redemption at the option of the Fund prior to __________.][2]
[Stock Exchange Listing][2]
Rating	It is a condition of issuance that the preferred shares be rated ["AAA" by S&P and] [1] "Aaa" by Moody's.

________________________

1 Applicable only if the preferred shares being offered are auction rate preferred shares.

2 Applicable only if the preferred shares being offered are fixed rate preferred shares.

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $_________ , based on the public offering price of $_____ per share and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by us.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term income securities and instruments.  The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

[To be provided.]

SPECIAL CHARACTERISTICS AND RISKS OF THE PREFERRED SHARES

[To be provided.]

TAXATION

Please refer to the Taxation sections in the Fund Prospectus and Fund Statement of Additional Information for a description of the tax consequences of investing in the preferred shares of the Fund.

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with the offering of the Series __ Preferred Shares. Certain legal matters in connection with this offering will be passed on for the underwriters by __________________________.

Filed Pursuant to Rule 497
Registration Statement No.  333-[        ]

PROSPECTUS SUPPLEMENT
(To Prospectus dated __________, 2008)

[GRAPHIC OMITTED]

Notes [Specify Title]

We are offering for sale our notes at a face value of $______.  Our common shares are listed on the New York Stock Exchange (the "NYSE") under the symbol "GCV" and our Series B Preferred Shares are listed on the NYSE under the symbol "GCV Pr B".  On             , the last reported sale price of our common shares was $             and the last reported sale prices of our Series B Preferred Shares was $          .

You should review the information set forth under "Risk Factors and Special Considerations" on page __ of the accompanying Prospectus before investing in our notes.

	Per Share	Total (1)
Public offering price	$____	$____
Underwriting discounts and commissions	$____	$____
Proceeds, before expenses, to us	$____	$____
________________________

(1)	The aggregate expenses of the offering are estimated to be $________, which represents approximately $____ per note.

The notes will be ready for delivery on or about __________, ____.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our notes and retain it for future reference.  The Prospectus Supplement and the accompanying Prospectus contain important information about us.  Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission's ("SEC") website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus Supplement is truthful or complete.  Any representation to the contrary is a criminal offense.

____________, ____

TABLE OF CONTENTS

Prospectus Supplement

Page
TERMS OF THE NOTES	P-3
USE OF PROCEEDS	P-4
CAPITALIZATION	P-4
ASSET COVERAGE RATIO	P-4
SPECIAL CHARACTERISTICS AND RISKS OF THE NOTES	P-4
TAXATION	P-4
UNDERWRITING	P-4
LEGAL MATTERS	P-4

TERMS OF THE NOTES

Principal Amount	The principal amount of the notes is $_______ in the aggregate.
Maturity	The principal amount of the notes will become due and payable on _______, ___.
Interest Rate	The interest rate will be ___%.
Frequency of payment	Interest will be paid __________commencing __________.
Prepayment Protections
[Stock Exchange Listing]
Rating	It is a condition of issuance that the notes be rated ["AAA" by S&P and "Aaa" by Moody's].

USE OF PROCEEDS

We estimate the total net proceeds of the offering to be $_________ , based on the public offering price of $_____ per note and after deduction of the underwriting discounts and commissions and estimated offering expenses payable by us.

The Investment Adviser expects that it will initially invest the proceeds of the offering in high-quality short-term income securities and instruments.  The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.

CAPITALIZATION

[To be provided.]

ASSET COVERAGE RATIO

[To be provided.]

SPECIAL CHARACTERISTICS AND RISKS OF THE NOTES

[To be provided.]

TERMS OF THE NOTES

[To be provided.]

TAXATION

Please refer to the Taxation sections in the Fund Prospectus and Fund Statement of Additional Information for a description of investing in notes of the Fund.

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with the offering of the notes. Certain legal matters in connection with this offering will be passed on for the underwriters by __________________________.

SUBJECT TO COMPLETION

Dated ____, 2008

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

STATEMENT OF ADDITIONAL INFORMATION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

The Gabelli Convertible and Income Securities Fund Inc. (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").  The Fund seeks a high level of total return on its assets through a combination of current income and capital appreciation.  The Fund invests primarily in a portfolio of convertible and income producing securities selected by Gabelli Funds, LLC, the investment adviser to the Fund (the "Investment Adviser").  It is the policy of the Fund, under normal market conditions, to invest at least 80% of the value of its total assets in "Convertible Securities," i.e., debt or equity securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and "Income Securities," i.e., securities that are expected to periodically accrue or generate income for securities holders, including short-term discounted Treasury Bills.  The Fund expects to continue its practice of focusing on Convertible Securities to the extent attractive opportunities are available.

This Statement of Additional Information (the "SAI") does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus relating thereto dated _______, 2008, and as it may be supplemented. This SAI does not include all information that a prospective investor should consider before investing in the Fund's stock, and investors should obtain and read the Fund's prospectus prior to purchasing such stock.  A copy of the Fund's Registration Statement, including the prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the "SEC") upon payment of the fee prescribed, or inspected at the SEC's office or via its website (www.sec.gov) at no charge.

This SAI is dated ________, 2008.

i

ii

THE FUND

The Gabelli Convertible and Income Securities Fund Inc is a diversified, closed-end management investment company organized under the laws of the State of Maryland.  The Fund was incorporated in Maryland on December 19, 1988 as an open-end, diversified, management investment company, and converted to closed-end status after receiving shareholder approval of its Charter on February 21, 1995 and filing the Charter in Maryland on March 31, 1995.  The Fund's common stock ("common shares") is listed on the New York Stock Exchange (the "NYSE") under the symbol "GCV."  Certain series of the Fund's preferred stock ("preferred shares") are listed on an exchange.  The Fund's 6% Series B Cumulative Preferred Stock, liquidation preference $25 per share (the "Series B Preferred") is traded on the NYSE under the symbol "GCV Pr B".  The Fund's Series C Auction Rate Cumulative Preferred Stock, liquidation preference $25,000 per share (the "Series C Auction Rate Preferred") is not listed on an exchange.  The Fund previously had 600,000 shares of Series A Preferred Stock outstanding, however all 600,000 shares of the Series A Preferred Stock were redeemed by the Fund on February 11, 2003.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is a high level of total return on its assets.  Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in "Convertible Securities," i.e., securities (bonds, debentures, notes, stocks and other similar securities) that are convertible into common stock or other equity securities, and "Income Securities," i.e., securities that are expected to periodically accrue or generate income for their holders, including short-term discounted Treasury Bills.  The Fund expects to continue its practice of focusing on Convertible Securities to the extent attractive opportunities are available.

Additional Investment Policies

Convertible Securities.  A Convertible Security entitles the holder to exchange such security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time and to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.  The fixed income or dividend component of a Convertible Security is referred to as the security's "investment value."

A Convertible Security's position in a company's capital structure depends upon its particular provisions.  In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common stockholders.

To the degree that the price of a Convertible Security rises above its investment value because of a rise in price of the underlying common stock, the value of such security is influenced more by price fluctuations of the underlying common stock and less by its investment value.  The price of a Convertible Security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value.  A Convertible Security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values.  Convertible Securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's investment objective.

Many Convertible Securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price.  This is one of the features of a Convertible Security which affects valuation.  Calls may vary from absolute calls to provisional calls.  Convertible Securities with superior call protection usually trade at a higher premium.  If long-term interest rates decline, the interest rates of new Convertible Securities will also decline.  Therefore, in a falling interest rate environment companies may be expected to call Convertible Securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons.  Thus, Convertible Securities with superior call protection will permit the Fund to maintain a higher yield than with issues without call protection.

Income Securities.  Although it is the Fund's policy to invest in Convertible Securities to the extent attractive opportunities are available, the Fund may also invest in Income Securities other than Convertible Securities that are expected to periodically accrue or generate income for their holders.  Such Income Securities include (i) fixed income securities such as bonds, debentures, notes, stock, short-term discounted Treasury Bills or certain securities of U.S.  government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser, and (ii) common stocks of issuers that have historically paid dividends.  Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security.  Fixed income securities generally are senior to an issuer's common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders.  Common stocks generally do not obligate an issuer to make periodic distributions to holders.

1

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the market place.  The market value of callable or redeemable fixed income securities may also be affected by the issuer's call and redemption rights.  It is possible that the issuer of fixed income securities may not be able to meet its payment obligations on interest or principal to holders.  Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of U.S.  government sponsored instrumentalities.  Unlike non-U.S.  government securities, obligations of certain agencies and instrumentalities of the U.S.  government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S.  government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S.  Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S.  government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S.  government would provide financial support to U.S.  government sponsored instrumentalities if it is not obligated to do so by law.

The Fund also may invest in common stock of issuers that have historically paid dividends or otherwise made distributions to common stockholders.  Unlike payments on fixed income securities, common stock dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer's inability to satisfy its liabilities.  Further, an issuer's history of paying dividends does not guarantee that it will continue to pay dividends in the future.  In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

Other Investments.  The Fund may without limit invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.  Such investments may be advantageous when: the discount significantly overstates the risk of the contingencies involved; the market significantly undervalues the securities, assets or cash to be received by stockholders of the prospective portfolio company as a result of the contemplated transaction; or the market fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value.  The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process.

In making the investments, the Fund will not violate any of its investment restrictions (see below, "Investment Restrictions") including the requirement that, (i) as to 75% of its total assets, it will not invest more than 5% of its total assets in the securities of any one issuer and (ii) it will not invest more than 25% of its total assets in any one industry.  Certain investments are short-term in nature and will tend to increase the turnover ratio of the Fund thereby increasing its brokerage and other transaction expenses.

Unregistered Convertible Securities and Other Illiquid Investments.  As set forth in the Prospectus, the Fund is not subject to an independent limitation on the amount it may invest in unregistered securities and other illiquid investments, including repurchase agreements having a maturity of longer than seven days.

The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are illiquid.  The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement.  The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

2

When Issued and Delayed Delivery Securities and Forward Commitments.  As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.  The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable.  At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.  At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or liquid high-grade debt securities at least equal in value to the amount of its commitments.  The Investment Adviser does not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on this basis.

Foreign Securities.  Subject to the limitations described in the Prospectus, the Fund may invest in foreign securities which involve certain risks not associated with domestic investments.

Among other risks, foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlements could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon.  The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

High Yield/High Risk Securities.  Subject to the limitations described in the Prospectus, the Fund may invest in high yielding, lower rated bonds, commonly called "junk bonds." Bonds that are rated Ba or lower by Moody's Investors Services, Inc. ("Moody's") or BB or lower by Standard & Poor's Rating Services ("S&P"), or unrated bonds of comparable quality, are generally considered to be high yield bonds.  These high yield bonds are subject to greater risks than lower yielding, higher rated debt securities.

Lower rated securities are subject to risk factors such as: (i) vulnerability to economic downturns and changes in interest rates; (ii) sensitivity to adverse economic changes and corporate developments; (iii) redemption or call provisions which may be exercised at inopportune times; (iv) difficulty in accurately valuing or disposing of such securities; (v) federal legislation which could affect the market for such securities; and (vi) special adverse tax consequences associated with investments in certain high yield, high risk bonds structured as zero coupon or pay-in-kind securities.

High yield bonds, like other bonds, may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in lower return for investors.  Conversely, a high yield bond's value will decrease in a rising interest rate market.

The market for high yield bonds is in some cases more thinly traded than the market for investment grade bonds, and recent market quotations may not be available for some of these bonds.  Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales.  As a result, the Fund may have greater difficulty valuing the high yield bonds in its portfolio accurately and disposing of these bonds at the time or price desired.

Ratings assigned by Moody's and S&P to high yield bonds, like other bonds, attempt to evaluate the timeliness of principal and interest payments on those bonds.  However, such ratings do not assess the risk of a decline in the market value of those bonds.  In addition, ratings may fail to reflect recent events in a timely manner and are subject to change.  If a rating with respect to a portfolio security is changed, the Investment Adviser will determine whether the security will be retained based upon the factors the Investment Adviser considers in acquiring or holding other securities in the portfolio.  Investment in high yield bonds may make achievement of the Fund's investment objective more dependent on the Investment Adviser's own credit analysis than is the case for higher rated bonds.

Market prices for high yield bonds tend to be more sensitive than those for higher rated securities due to many of the factors described above, including the creditworthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions.  In addition, yields on such bonds will fluctuate over time.  An economic downturn could severely disrupt the market for high yield bonds.

The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates.  Upon a default, bondholders may incur additional expenses in seeking recovery.

3

As a result of all these factors, the net asset value of the Fund to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher rated debt securities.

Options.  The Fund may, from time to time, subject to guidelines of the Board of Directors (the "Board") and the limitations set forth in the prospectus, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio.  The Fund may write covered call options on common stock that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.  The Fund may not write covered call options in an amount exceeding 25% of the value of its total assets.  The Fund's investment in OTC options is limited to 5% of its total asset.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option.  The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price.  The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio.  A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian.  A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction.  This is accomplished by purchasing an option of the same series as the option previously written.  However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.  Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction.  This is accomplished by selling an option of the same series as the option previously purchased.  There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option.  Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security.  Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.  Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors.  The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction.  Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option.  In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.  If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

4

Options on Securities Indices.  The Fund may purchase and sell securities index options.  One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market.  Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks.  The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index.  Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Options on Foreign Currencies.  Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets.  A put option gives the Fund the right to sell a currency at the exercise price until the option expires.  A call option gives the Fund the right to purchase a currency at the exercise price until the option expires.  Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency.  The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus.  Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-à-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures.  The Fund may enter into futures contracts or options on futures contracts.  It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase.  Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund.  In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time.  A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time.  Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract.  Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount).  This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract.  Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates.  At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option.  Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.  The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs).  Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

5

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. Government Securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the Fund's custodian to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations.  For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. Government Securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

Interest Rate Futures Contracts and Options Thereon.  The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire.  For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities.  Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities.  If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase.  However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline.  The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire.  Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them.  Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and liquidate its futures position.  To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.  As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities.  The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase.  If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

6

Currency Futures and Options Thereon.  Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously.  By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time.  By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency.  In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency.  By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month.  Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires.  If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund.  If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon.  Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices.  For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result.  If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position.  When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase.  As such purchases are made, the corresponding positions in securities index futures contracts will be closed out.  The Fund may write put and call options on securities index futures contracts for hedging purposes.

Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts.  Subject to the guidelines of the Board, the Fund may engage in transactions in futures contracts and options hereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

Regulations of the CFTC applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums and (ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing futures positions and option premiums would exceed 5% of the market value of the Fund's liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions.

In addition, investment in future contracts and related options generally will be limited by the rating agency guidelines applicable to any of the Fund's outstanding preferred shares.

Forward Foreign Currency Exchange Contracts.  The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated.  The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency.  A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.  Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions.  To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government Securities or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

7

The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar.  In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

Under current interpretations of the SEC and its staff under the Investment Company Act of 1940 (the "1940 Act"), the Fund must segregate with its custodian liquid assets, or engage in other SEC or staff approved measures, to "cover" open positions in certain types of derivative instruments.  The purpose of these requirements is to prevent the Fund from incurring excessive leverage through such instruments.  In the case of futures and forward contracts, for example, that are not required as a result of one or more contractual arrangements to settle for cash only in an amount equal to the change in value of the contract over its term but rather may settle through physical delivery or in the notional amount, the Fund must segregate liquid assets equal to such contract's full notional value while its position is open.  With respect to contracts that the Fund is contractionally obligated to settle for cash in an amount equal to the change in value of the contract, the Fund needs to segregate liquid assets only in an amount equal to the Fund's unpaid mark to market obligation rather than the entire notional amount.  This is because the Fund's maximum potential obligation at that point in time is its net unpaid mark to market obligation rather than the full notional amount.

Securities of Investment Companies.  To the extent permitted by law, the Fund may invest in investment company securities, including preferred shares and the common equity of such companies.  Investments in the common equity of investment companies will cause the Fund to bear a ratable share of any such investment company's expenses, including management fees.  The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in any securities of another investment company. In these circumstances, holders of the Fund's common shares will be subject to duplicative investment expenses.

Warrants and Rights.  The Fund may invest without limit in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund's portfolio.

Asset-Backed and Mortgage-Backed Securities.  The Fund may invest in asset-backed and mortgage-backed securities.  Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security.  Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties.

Loans of Portfolio Securities.  Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times supported by cash or cash equivalents, which are maintained for the benefit of the Fund in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.  The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.  The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

8

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice.  If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.  As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities violate the terms of the loan or fail financially.  However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.  The Board will oversee the creditworthiness of the contracting parties on an ongoing basis.  Upon termination of the loan, the borrower is required to return the securities to the Fund.  Any gain or loss in the market price during the loan period would inure to the Fund.  The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements.  Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled.  As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.  When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities.  The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

Repurchase Agreements.  The Fund may engage in repurchase agreements as set forth in the Prospectus.  A repurchase agreement is an instrument under which the purchaser, i.e., the Fund, acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period.  This results in a fixed rate of return insulated from market fluctuations during such period.  The underlying securities are ordinarily U.S.  Treasury or other government obligations or high quality money market instruments.  The Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the counter party.  The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation are less than the repurchase price.  If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral.  In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.  To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will experience a loss.

If the financial institution which is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled.  As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

Additional Risks Relating to Derivative Investments

Special Risk Considerations Relating to Futures and Options Thereon.  The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets.  Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.  In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.  In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates.  If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued.  For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions.  In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements.  These sales may be, but will not necessarily be, at increased prices which reflect the rising market.  The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts.  Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities.  The

9

value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Swaps ..  The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for the purpose of hedging and risk management.  These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument.  Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value.  The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period.  These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a "Reference Asset") without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio.  Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been better had the Fund not engaged in the interest rate hedging transactions), the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the hedging instrument utilized, which may make it difficult for the Fund to close out or unwind one or more hedging transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets.  Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such arrangements.  There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment.  In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied.  There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments.

Risks of Currency Transactions.  Currency transactions are also subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments.  These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure and incurring transaction costs.

INVESTMENT RESTRICTIONS

The investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated.  Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund and the vote of a majority of the preferred shares, voting as a single class, as defined in the 1940 Act.  Such a majority is defined as the lesser of (i) 67% or more of the shares present at a meeting of stockholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.  The Fund may not:

•
purchase the securities of any one issuer, other than the United States government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;

10

•
purchase or otherwise acquire real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein;

•	purchase or otherwise acquire or sell commodities or commodity contracts except that the Fund may purchase or sell financial futures contracts and related options thereon;

•
purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs;

•
purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, except that the Fund reserves the right to invest up to 5% of its total assets in not more than 3% of the securities of any one investment company including small business investment companies or invest up to 10% of its total assets in the securities of investment companies, nor make any such investments other than through purchases in the open market where to the best information of the Fund no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase;

•	issue senior securities except to the extent permitted by applicable law;

•
make loans of money or securities, except: (a) that the Fund may engage in repurchase agreements as set forth in the Prospectus and (b) the Fund may lend its portfolio securities consistent with applicable regulatory requirements and as set forth in the Prospectus;

•
make short sales of securities or maintain a short position, unless at all times when a short position is open, it either owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

•	engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

•	invest for the purpose of exercising control or management of any other issuer;

•	invest more than 25% of the value of its total assets in any one industry.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

MANAGEMENT OF THE FUND

Directors and Officers

Overall responsibility for management and supervision of the Fund rests with its Board.  The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's custodian and the Fund's transfer agent.  The day-to-day operations of the Fund are delegated to the Investment Adviser.

The names and business addresses of the Directors and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the directors, their positions with certain other organizations and companies.

11

Name (and Age), Position with the Fund and Business Address(1)	Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years(s)	Other Directorships Held by Directors	Number of Portfolios in Fund Complex Overseen by Directors
INTERESTED DIRECTORS(3):
MARIO J. GABELLI Director and Chief Investment Officer Age: 65	Since 1989*	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chairman and Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board of LICT Corp. (multimedia and communication services)	26

INDEPENDENT DIRECTORS:

E. VAL CERUTTI Director Age: 68	Since 1989**	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing)	7

ANTHONY J. COLAVITA(4) Director Age: 72	Since 1989***	Partner in the law firm of Anthony J. Colavita, P.C.	--	35

DUGALD A. FLETCHER Director Age: 78	Since 1989**	President, Fletcher & Company, Inc.	Director of Harris and Harris Group, Inc. (venture capital)	2

ANTHONY R. PUSTORINO Director Age: 82	Since 1989**	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing)	14

WERNER J. ROEDER(4) Director Age: 67	Since 2001*	Medical Director of Lawrence Hospital and practicing private physician	--	23

ANTHONIE C. VAN EKRIS Director Age: 73	Since 1992***	Chairman of BALMAC International, Inc. (commodities and futures trading)	--	19

SALVATORE J. ZIZZA Director Age: 62	Since 1991***	Chairman of Zizza & Co., Ltd. (consulting)	Director of Hollis-Eden Pharmaceuticals (biotechnology) and Earl Scheib, Inc. (automotive services)	26

Name (and Age), Position with the Fund and Business Address (1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:

BRUCE N. ALPERT President Age: 56	Since 2004
Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of most of the registered investment companies in the Gabelli/GAMCO Funds complex. Director and President of Teton Advisors, Inc. (formerly Gabelli Advisers, Inc.) since 1998.

PETER D. GOLDSTEIN Chief Compliance Officer Age: 54	Since 2004
Director of Regulatory Affairs for GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all registered investment companies in the Gabelli/GAMCO Funds complex; Vice President of Goldman Sachs Asset Management from 2000 through 2004.

12

Name (and Age), Position with the Fund and Business Address (1)	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:

LAURISSA M. MARTIRE Vice President and Ombudsman Age: 31	Since 2004	Vice President of the Fund since 2004; Vice President of The Gabelli Global Multimedia Trust Inc. since 2004; Assistant Vice President of GAMCO Investors, Inc. since 2003.

AGNES MULLADY Treasurer Secretary Age: 49	Since 2006 Since 2008
Vice President of Gabelli Funds LLC since 2007; Officer of all registered investment companies in the Gabelli/GAMCO Funds complex; Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC Distribution Partners from 2002 through 2004.

(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

(2)
The Fund's Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term.

(3)
"Interested person" of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an "interested person" of the Fund because of his affiliation with Gabelli Funds, LLC, which is the Fund's investment adviser, and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of common shares of the Fund.

(4)	As a Director, elected solely by holders of the Fund's preferred shares.

*	Term continues until the Fund's 2010 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

**	Term continues until the Fund's 2009 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

***	Term continues until the Fund's 2008 Annual Meeting of Shareholders or until his successor is duly elected and qualified.

Name of Director	Dollar Range of Equity Securities in the Fund*(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies in the Gabelli Fund Complex* (1)(2)

INTERESTED DIRECTOR:

Mario J. Gabelli	E	E

INDEPENDENT DIRECTORS:

E. Val Cerutti**	E	E

Anthony J. Colavita**	E	E

Dugald A. Fletcher	E	E

Anthony R. Pustorino**	C	E

Werner J. Roeder	E	E

Anthonie C. van Ekris**	B	E

Salvatore J. Zizza	E	E

___________________________
* Key to Dollar Ranges
A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000

13

D.	$50,001 - $100,000
E.	Over $100,000

All shares were valued as of December 31, 2007.

**
Messrs. Cerutti, Colavita, Pustorino, and van Ekris each beneficially own less than 1% of the common stock of The LGL Group, Inc., having a value of $12,138, $9,071, $20,971 and $5,440, respectively, as of December 31, 2007. Mr. van Ekris beneficially owns less than 1% of the common stock of LICT Corp. having a value of $103,200 as of December 31, 2007. The LGL Group, Inc. and LICT Corp. may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund's Adviser.

(1)
This information has been furnished by each Director as of December 31, 2007. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)	The "Fund Complex" includes all the Funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.

The Directors serving on the Fund's Nominating Committee are Anthony J. Colavita, Werner J. Roeder, and Salvatore J. Zizza.  The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created.  The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist.  Such recommendations should be forwarded to the Secretary of the Fund.  The Nominating Committee met once during the 2007 fiscal year.  The Fund does not have a standing compensation committee.

Anthony R. Pustorino (Chairman), Anthony J. Colavita, and Salvatore J. Zizza, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee.  The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board and the Fund's Independent Registered Public Accounting Firm.  The Audit Committee met twice during the 2007 fiscal year.

Remuneration of Directors and Officers

The Fund pays each Director who is not affiliated with the Adviser or its affiliates a fee of $5,000 per year plus $750 per meeting attended in person and $500 per telephonic meeting or Committee meeting, together with the Director's actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000.

The following table shows the compensation that the Directors earned in their capacity as Directors during the year ended December 31, 2007.  The table also shows, for the year ended December 31, 2007, the compensation Directors earned in their capacity as directors for other funds in the Gabelli Fund Complex.

COMPENSATION TABLE

Name of Person and Position	Aggregate Compensation From the Fund	Total Compensation From the Fund and Fund Complex Paid to Directors*
INTERESTED DIRECTORS:

Mario J. Gabelli	$0	$0
Chairman of the Board and Chief Investment Officer

INDEPENDENT DIRECTORS:

E. Val Cerutti	$8,000	$28,000
Director

Anthony J. Colavita	11,500	225,000
Director

Dugald A. Fletcher	8,000	16,500
Director

14

Name of Person and Position	Aggregate Compensation From the Fund	Total Compensation From the Fund and Fund Complex Paid to Directors*
Anthony R. Pustorino	12,000	141,500
Director

Werner J. Roeder	8,500	103,250
Director

Anthonie C. van Ekris	8,000	100,247
Director

Salvatore J. Zizza	9,531	166,250
Director

OFFICER:	155,000	155,000

Laurissa M. Martire
Vice President and Ombudsman

*
Represents the total compensation paid to such persons during the fiscal year ended December 31, 2007 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

Indemnification of Officers and Directors; Limitations on Liability

Subject to limitations imposed by the 1940 Act, the Fund's Charter limits the liability of the Fund's directors and officers to the Fund and its stockholders to the fullest extent permitted by Maryland law.  Under Maryland law, Maryland corporations may limit their directors' and officers' liability for money damages to the corporation and stockholders except to the extent (i) that it is proved that a director or officer actually received an improper benefit or profit in money, property or services, in which case such director or officer may be liable for the amount of the benefit or profit actually received or (ii) that a judgment or other final adjudication adverse to a director or officer is entered in a proceeding based on a finding that such director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

The Charter also provides for the indemnification of, and expenses to be advanced on behalf of, directors and officers, among others, to the fullest extent permitted by Maryland law, subject to the limitations imposed by the 1940 Act.  Under Maryland law, corporations may indemnify present and past directors and officers, or officers of another corporation that serve at the request of the indemnifying corporation, against judgments, penalties, fines, settlements and reasonable expenses (including attorneys' fees) actually incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation in which such director or officer is adjudicated liable to the corporation), in which they are made parties by reason of being or having been directors or officers, unless it is proved that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.  Maryland law also provides that, unless limited by the corporation's charter, a corporation will indemnify present and past directors and officers who are successful, on the merits or otherwise, in the defense of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against reasonable expenses (including attorneys' fees) incurred in connection with such proceeding.  The Fund's Charter does not limit the extent of this indemnity.

Investment Advisory and Administrative Arrangements

Gabelli Funds, LLC serves as the Fund's Investment Adviser pursuant to an investment advisory agreement with the Fund (the "Advisory Agreement").  The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1422.  The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980.  As of December 31, 2007, the Investment Adviser acted as registered investment adviser to 24 management investment companies with aggregate net assets of $16.8.  The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $31.0 billion as of December 31, 2007.  GAMCO Asset Management Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts,

15

profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $13.3 billion under management as of December 31, 2007.  Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $460 million as of December 31, 2007.  Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $24 million under management as of December 31, 2007.  Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Westwood Funds having aggregate assets of approximately $440 million under management as of December 31, 2007.

Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund.  The securities in which the Fund might invest may thereby be limited to some extent.  For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company.  Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities.  However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives.  Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts.  In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest.  The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund.  The Fund may invest in the securities of companies which are investment management clients of GAMCO Asset Management Inc..  In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock and voting power of GGCP, Inc., which owns a majority of the capital stock and voting power of GAMCO Investors, Inc.

Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board.  In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares.  All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement.

The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement.  For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund (which includes for this purpose assets attributable to outstanding preferred shares, if any, with no deduction for the liquidation preference of such preferred shares).  Notwithstanding the foregoing, the Investment Adviser will waive the portion of its investment advisory fee attributable to an amount of assets of the Fund equal to the aggregate stated value of the applicable series of its currently outstanding preferred shares for any calendar year in which the net asset value total return of the Fund allocable to the common shares, including distributions and the advisory fee subject to potential waiver, is less than the stated annual dividend rate of such series, prorated during the year such series is issued and the final year such series is outstanding.  The Fund's total return on the net asset value of the common shares is monitored on a monthly basis to assess whether the total return on the net asset value of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of currently outstanding preferred shares for the period.  The test to confirm the accrual of the management fee on the assets attributable to each particular series of preferred shares is annual.  The Fund will accrue for the management fee on these assets during the fiscal year if it appears probable that the Fund will incur the management fee on those additional assets.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.  As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment

16

Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund from year to year if approved annually (i) by the Fund's Board or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement was most recently approved by a majority of the Fund's Board, including a majority of the Directors who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board held on November 14, 2007.

The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

Portfolio Manager Information

Other Accounts Managed

The information below lists the number of accounts for which each portfolio manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2007.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Mario J. Gabelli	Registered Investment Companies:	23	$ 15.8 billion	6	$ 5.5 billion
	Other Pooled Investment Vehicles:	12	$ 269.6 million	11	$ 188.6 million
	Other Accounts:	1,991	$ 10.6 billion	6	$ 1.6 billion

______________________
*
Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager for a fund also has day-to-day management responsibilities with respect to one or more other funds or accounts. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds or other accounts may devote unequal time and attention to the management of those funds or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds or other accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among several of these funds or accounts.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of

17

trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that he or she manages. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Investment Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Investment Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds or accounts that he or she manages.  If the structure of the Investment Adviser's management fee or the portfolio manager's compensation differs among funds or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others.  The portfolio manager also may be motivated to favor funds or accounts in which he or she has an investment interest, or in which the Investment Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds or other accounts that could most significantly benefit the portfolio manager.

The Investment Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Investment Adviser and its staff members.  However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure

Compensation Structure.  Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Investment Adviser for managing the Fund.  Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund.  Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm.  This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity.  One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components.  One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account.  The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli.  As an executive officer of the Investment Adviser's parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company.  Mr. Gabelli receives no base salary, no annual bonus and no stock options.

Compensation for managing other accounts is based on a percentage of net revenues received by the Investment Adviser for managing the account. Compensation for managing the pooled investment vehicles and other accounts that have a performance-based fee will have two components. One component of the fee is based on a percentage of net revenues received by the Investment Adviser for managing the account or pooled investment vehicle. The second component of the fee is based on absolute performance from which a percentage of such fee is paid to the portfolio manager.

18

Ownership of Shares in the Fund

As of December 31, 2007, Mario J. Gabelli was deemed to beneficially own $10,406,894 of equity securities of the Fund, which is a reflection of 1,356,831 common shares multiplied by the December 31, 2007 closing price of $7.67.

AUCTIONS FOR AUCTION RATE PREFERRED SHARES

Summary of Auction Procedures

The following is a brief summary of the auction procedures for auction rate preferred shares.  These auction procedures are complicated, and there are exceptions to these procedures.  Many of the terms in this section have a special meaning.  Accordingly, this description does not purport to be complete and is qualified, in its entirety, by reference to the Fund's Governing Documents, including the provisions of the Articles Supplementary establishing any series of auction rate preferred shares.

The auctions determine the dividend rate for auction rate preferred shares, but each dividend rate will not be higher than the maximum rate.  If you own auction rate preferred shares, you may instruct your broker-dealer to enter one of three kinds of orders in the auction with respect to your shares:  sell, bid and hold.

•	If you enter a sell order, you indicate that you want to sell auction rate preferred shares at their liquidation preference per share, no matter what the next dividend period's rate will be.

•
If you enter a bid (or "hold at a rate") order, which must specify a dividend rate, you indicate that you want to sell auction rate preferred shares only if the next dividend period's rate is less than the rate you specify.

•	If you enter a hold order you indicate that you want to continue to own auction rate preferred shares, no matter what the next dividend period's rate will be.

You may enter different types of orders for different portions of your auction rate preferred shares.  You may also enter an order to buy additional auction rate preferred shares.  All orders must be for whole shares.  All orders you submit are irrevocable. There is a fixed number of auction rate preferred shares, and the dividend rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, the rating of the auction rate preferred shares and general economic conditions including current interest rates.  If you own auction rate preferred shares and submit a bid for them higher than the then-maximum rate, your bid will be treated as a sell order.  If you do not enter an order, the broker-dealer will assume that you want to continue to hold auction rate preferred shares, but if you fail to submit an order and the dividend period is longer than 28 days, the broker-dealer will treat your failure to submit a bid as a sell order.

If you do not then own auction rate preferred shares, or want to buy more shares, you may instruct a broker-dealer to enter a bid order to buy shares in an auction at the liquidation preference per share at or above the dividend rate you specify.  If your bid for shares you do not own specifies a rate higher than the then-maximum rate, your bid will not be considered.

Broker-dealers will submit orders from existing and potential holders of auction rate preferred shares to the auction agent.  Neither the Fund nor the auction agent will be responsible for a broker-dealer's failure to submit orders from existing or potential holders of auction rate preferred shares.  A broker-dealer's failure to submit orders for auction rate preferred shares held by it or its customers will be treated in the same manner as a holder's failure to submit an order to the broker-dealer.  A broker-dealer may submit orders to the auction agent for its own account.  The Fund may not submit an order in any auction.

The auction agent after each auction for the auction rate preferred shares will pay to each broker-dealer, from funds provided by the Fund, a service charge equal to, in the case shares of any auction immediately preceding a dividend period of less than 365 days, the product of (i) a fraction, the numerator of which is the number of days in such dividend period and the denominator of which is 365, times (ii) ¼ of 1%, times (iii) the liquidation preference per share, times (iv) the aggregate number of auction rate preferred shares placed by such broker-dealer at such auction or, in the case of any auction immediately preceding a dividend period of one year or longer, a percentage of the purchase price of the auction rate preferred shares placed by the broker-dealer at the auction agreed to by the Fund and the broker-dealers.

If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is at least equal to the number of auction rate preferred shares subject to sell orders, then the dividend rate for the next dividend period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential holders, would result in existing and potential holders owning all the auction rate preferred shares available for purchase in the auction.

19

If the number of auction rate preferred shares subject to bid orders by potential holders with a dividend rate equal to or lower than the then-maximum rate is less than the number of auction rate preferred shares subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the maximum rate.  In that event, existing holders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all of the auction rate preferred shares offered for sale than there are buyers for those shares).

If broker-dealers submit or are deemed to submit hold orders for all outstanding auction rate preferred shares, the auction is considered an "all hold" auction and the dividend rate for the next dividend period will be the "all hold rate," which is 80% of the "AA" Financial Composite Commercial Paper Rate, as determined in accordance with procedures set forth in the Articles Supplementary establishing the auction rate preferred shares.

The auction procedures include a pro rata allocation of auction rate preferred shares for purchase and sale.  This allocation process may result in an existing holder continuing to hold or selling, or a potential holder buying, fewer shares than the number of shares of auction rate preferred shares in its order.  If this happens, broker-dealers will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date through DTC. Purchasers will pay for their auction rate preferred shares through broker-dealers in same-day funds to DTC against delivery to the broker-dealers. DTC will make payment to the sellers' broker-dealers in accordance with its normal procedures, which require broker-dealers to make payment against delivery in same-day funds. As used in this prospectus, a business day is a day on which the NYSE is open for trading, and which is not a Saturday, Sunday or any other day on which banks in New York City are authorized or obligated by law to close.

The first auction for a series of auction rate preferred shares will be held on the date specified in the Prospectus Supplement for such series, which will be the business day preceding the dividend payment date for the initial dividend period.  Thereafter, except during special dividend periods, auctions for such series auction rate preferred shares normally will be held within the frequency specified in the Prospectus Supplement for such series, and each subsequent dividend period for such series auction rate preferred shares normally will begin on the following day.

If an auction is not held because an unforeseen event or unforeseen events cause a day that otherwise would have been an auction date not to be a business day, then the length of the then-current dividend period will be extended by seven days (or a multiple thereof if necessary because of such unforeseen event or events), the applicable rate for such period will be the applicable rate for the then-current dividend period so extended and the dividend payment date for such dividend period will be the first business day immediately succeeding the end of such period.

The following is a simplified example of how a typical auction works.  Assume that the Fund has 1,000 outstanding shares of auction rate preferred shares and three current holders.  The three current holders and three potential holders submit orders through broker-dealers at the auction.

Current Holder A	Owns 500 shares, wants to sell all 500 shares if auction rate is less than 5.1%	Bid order at 5.1% rate for all 500 shares
Current Holder B	Owns 300 shares, wants to hold	Hold order will take the auction rate
Current Holder C	Owns 200 shares, wants to sell all 200 shares if auction rate is less than 4.9%	Bid order at 4.9% rate for all 200 shares
Potential Holder D	Wants to buy 200 shares	Places order to buy at or above 5.0%
Potential Holder E	Wants to buy 300 shares	Places order to buy at or above 4.99%
Potential Holder F	Wants to buy 200 shares	Places order to buy at or above 5.1%

The lowest dividend rate that will result in all 1,000 Series E Auction Rate Preferred shares continuing to be held is 5.0% (the offer by D). Therefore, the dividend rate will be 5.0%. Current holders B and C will continue to own their shares. Current holder A

20

will sell its shares because A's dividend rate bid was higher than the dividend rate: Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

Secondary Market Trading and Transfer of Auction Rate Preferred Shares

The underwriters will not be required to make a market in the auction rate preferred shares.  The broker-dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so.  There can be no assurance that a secondary trading market for the auction rate preferred shares will develop or, if it does develop, that it will provide owners with liquidity of investment.  The auction rate preferred shares will not be registered on any stock exchange.  Investors who purchase auction rate preferred shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

You may sell, transfer, or otherwise dispose of the auction rate preferred shares only in whole shares and only pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures, to the Fund or its affiliates or to or through a broker-dealer that has been selected by the Fund or to such other persons as may be permitted by the Fund. However, if you hold your auction rate preferred shares in the name of a broker-dealer, a sale or transfer of your auction rate preferred shares to that broker dealer, or to another customer of that broker-dealer, will not be considered a sale or transfer or purposes of the foregoing if the shares remain in the name of the broker-dealer immediately after your transaction. In addition, in the case of all transfers other than through an auction, the broker-dealer (or other person, if the Fund permits) receiving the transfer must advise the auction agent of the transfer.

Due to recent market turmoil most auction-rate preferred shares, including our Series C Auction Rate Preferred, have been unable to  hold successful auctions and holders of such shares have suffered reduced liquidity.  A failed auction results when there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the auction-rate preferred shares.  These failed auctions have been an industry wide problem and may continue to occur in the future.  Any current or potential holder of auction-rate preferred shares faces the risk that auctions will continue to fail, or will fail again at some point in the future, and that he or she may not be able to sell his or her shares through the auction process.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund.  Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions.  In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups.  Principal transactions are not entered into with affiliates of the Fund.  However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom.  To the extent consistent with applicable provisions of the 1940 Act and the rules thereunder, and other regulatory requirements, the Fund's Board have determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.  For the fiscal years ended December 31, 2005, December 31, 2006, and December 31, 2007, the Fund paid a total of $92,766, $78,347, and $75,164, respectively, in brokerage commissions, of which Gabelli & Company and its affiliates received $79,796, $70,363, and $63,716, respectively.  For 2007, the amount paid to Gabelli & Company, Inc. and its broker-dealer affiliates represented 84.77% of the number of aggregate brokerage commissions paid by the Fund, and 66.55% of the aggregate dollar amount of transactions involving the payment of commissions.  The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities.  In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities.  While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund.  The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.  Information so received will be in addition to and not in lieu of the services required to be performed by the Investment

21

Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.  Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund.  Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts.  When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders.  A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case.  For the fiscal periods ended December 31, 2006 and December 31, 2007, the portfolio turnover rate of the Fund was 51% and 61%, respectively.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders and noteholders (as the case may be).  No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders or noteholders (including shareholders or noteholders owning a large position in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice.  Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes.  The discussion reflects applicable tax laws of the United States as of the date of this SAI.  These tax laws may be changed or become subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Fund

The Fund has elected to be treated and has qualified, and intends to continue to qualify, as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Accordingly, the Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (x) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (y) not more than 25% of the value of the Fund's total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other RICs), (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions).  The Fund intends to distribute at least annually substantially all of such income.

22

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax.  While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain will be distributed to avoid entirely the imposition of the tax.  In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by the Fund's shareholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income.  To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS.  In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

Gain or loss on the sales of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year.  Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

The premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

23

Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to U.S. federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders.  Elections may be available to the Fund to mitigate the effect of this tax provided that the PFIC complies with certain reporting requirements, but such elections generally accelerate the recognition of income without the receipt of cash.  Dividends paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid.  The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities").  A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. federal income tax purposes.

As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code.  This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. federal income tax on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid the imposition of the excise tax.  To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences, the Fund will be required to suspend distributions to the holders of the common shares until the asset coverage is restored.  Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid imposition of the excise tax.

Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above.  The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes.  The Fund intends to invest less than 50% of its total assets in foreign securities.  As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain.  If any such gain is retained, the Fund will be subject to a tax of 35% of such amount.  In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at a maximum rate to individuals of generally 15% (currently 5% for individuals in lower tax brackets) to the extent that the Fund receives qualified

24

dividend income.  These special rules relating to the taxation of ordinary income dividends paid by RICs to individual taxpayers generally apply to taxable years beginning on or before December 31, 2010.  Thereafter, the Fund's dividends, other than capital gains dividends, will be fully taxable at ordinary income rates unless further Congressional action is taken.  There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).  A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code.  If the Fund lends portfolio securities, the amount received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment.  Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain distributions are not eligible for the dividends received deduction. The maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (currently 5% for individuals in lower brackets) for such gain realized before January 1, 2011.  Unrecaptured Section 1250 gain distributions, if any, will be subject to a 25% tax.  Distributions in excess of the Fund's current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset).  For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%.  For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

The IRS currently requires that a registered investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction ("DRD") and qualified dividend income) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the DRD and dividends that constitute qualified dividend income, if any, between its common shares and preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund's current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the common shares and Preferred Shares. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on its preferred shares (including the Fixed rate preferred shares and the Series E ARS), distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common shares.

Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss.  There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities.  Accordingly, shareholders with capital loss are urged to consult their tax advisers.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution.  Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

Upon a sale, exchange or other disposition of shares, a shareholder will generally realize a taxable gain or loss equal to the difference between the amount of cash and the fair market value of other property received and the shareholder's adjusted tax basis in the shares.  Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year.  Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.  In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

Ordinary income distributions and capital gain distributions also may be subject to state and local taxes.  Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

Ordinary income distributions (but not capital gain distributions) paid to shareholders who are non-resident aliens or foreign entities (a "foreign investor") will generally be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable

25

to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. In order to obtain such a reduced rate of withholding, a non-U.S. person shareholder will be required to provide an Internal Revenue Service Form W-8BEN certifying its entitlement to benefits under a treaty.  In general, U.S. federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net long-term capital gains over net short-term capital losses, or upon the sale or other disposition of shares of the Fund.

Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met.  Foreign investors are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Taxation of Noteholders

Noteholders will be required to include payments of interest on the notes in their gross income in accordance with their method of accounting for U.S. federal income tax purposes.

Any gain from the disposition of the notes will be treated as capital gain for noteholders who hold the notes as capital assets and as long-term capital gain if the notes have been held for more than one year as of the date of disposition.  However, a portion of such gain may be required to be treated as ordinary income under special rules of the Code governing the treatment of market discount.  A noteholder who acquires a note at a market discount (i.e., at a price less than the principal amount or the "adjusted issue price" as determined for tax purposes, if relevant), such as a subsequent purchaser of the notes, will be required to treat as ordinary income a portion of any gain realized upon a disposition of the note equal to the amount of market discount deemed to have been accrued as of the date of disposition unless an election is made to include such discount in income on a current basis.  A noteholder who acquires a note at a market discount and does not elect to include such discount in income on a current basis will be required to defer deduction of a portion of interest paid or accrued on debt incurred or continue to purchase or carry the note until the noteholder disposes of the note.  These rules may have an effect on the price that can be obtained upon the sale of a note.  Amounts received upon a redemption of the notes will be subject to tax as ordinary income to the extent of any accrued and unpaid interest on the notes as of the date of redemption.

The Fund is required in certain circumstances to backup withholding on interest distributions paid to non-corporate holders of the Fund's notes who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

If you are a foreign investor, the payment of interest on the notes generally will be considered "portfolio interest" and thus generally will be exempt from U.S. withholding tax. This exemption will apply to you provided that (1) interest paid on the notes is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the notes is described in Section 881(c)(3)(A) of the Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Fund's stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to the Fund through stock ownership, and (5) you satisfy the certification requirements described below.

To satisfy the certification requirements, either (1) the holder of any notes must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner's name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the notes on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for notes held by a foreign partnership and other intermediaries.

Interest on notes received by a foreign investor that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to 30% U.S. withholding tax, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law.  In order to obtain such a reduced rate of withholding, a foreign investor will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty.

26

Any capital gain that a foreign investor realizes on a sale, exchange or other disposition of notes generally will be exempt from United States federal income tax, including withholding tax.

Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual , is present in the United States for 183 or more days during a taxable year and certain other conditions are met.  Foreign investors are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder.  The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively.  Persons considering an investment in common shares should consult their own tax advisers regarding the purchase, ownership and disposition of common shares.

27

NET ASSET VALUE

Portfolio Valuation.  The net asset value of the Fund's common shares will be computed based on the market value of the assets it holds and will generally be determined daily as of the close of regular trading on the NYSE.

Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available.  Initial public offering securities are initially valued at cost, and thereafter as any other equity security.  Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments.  Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security.  Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity.  Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser in accordance with guidelines adopted by the Fund.  The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S.  dollar denominated assets and futures and options).

Trading takes place in various foreign markets on days which are not Business Days and on which therefore the Fund's net asset value per share is not calculated.  The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund.  Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board.

Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.

BENEFICIAL OWNERS

  As of December 31, 2007 Mario J. Gabelli and his affiliates* were known to the Fund to own 5% or more of the Fund's outstanding common shares of the Fund.

As of December 31, 2007, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund's outstanding preferred shares.

As of December 31, 2007, the Directors and Officers of the Fund as a group beneficially owned approximately 12% of the Fund's outstanding common shares and 1% of the Fund's outstanding preferred shares.

____________________

* Mr. Gabelli and his affiliates owned 10.8% of the outstanding common shares of the Fund as of December 31, 2007.  This amount includes 252,481 shares owned directly by Mr. Gabelli, 19,000 shares owned by a family partnership for which Mr. Gabelli serves as general partner, and 1,094,350 shares owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

28

GENERAL INFORMATION

Book-Entry-Only Issuance

DTC will act as securities depository for the shares of fixed rate preferred shares and/or auction market-rate preferred shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC.  The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC).  One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC.  DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates.  Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations.  Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records.  Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, and periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities.  Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners.  Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners.  The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC.  DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date.  Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time.  Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund.  Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund's voting securities in accordance with such procedures.  The proxy voting procedures are attached hereto as Appendix A.  They are also on file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC's internet site (http://www.sec.gov) and

29

copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the follow E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Code of Ethics

The Fund and the Investment Adviser have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the operations of the Reference Room may be obtained by calling the SEC at 202-551-8090. The Code of Ethics is also available on the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies of the Code of Ethics may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Room, Washington, D.C. 20549-0102.

Joint Code of Conduct for Chief Executive and Senior Financial Officers

The Fund and the Investment Adviser have adopted a code of conduct for the principal executive and financial officers. This code of conduct sets forth policies to guide the principal executive and financial officers in the performance of their duties. The code of conduct is on file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. The code of conduct is also available on the EDGAR Database on the SEC's Internet web site at http://www.sec.gov, and copies of the code of conduct may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Room, Washington, D.C. 20549-0102.

FINANCIAL STATEMENTS

The audited financial statements included in the Annual Report to the Fund's Shareholders for the year ended December 31, 2007, together with the report of [                         ] thereon, are incorporated herein by reference from the Fund's annual report.  All other portions of the annual report are not incorporated herein by reference and are not part of the Registration Statement.  A copy of the annual report may be obtained without charge by writing to the Fund at its address at Once Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at 800-GABELLI (422-3554).

30

APPENDIX A

GAMCO INVESTORS, INC. and AFFILIATES

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter.  These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.           Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A.  The Committee will include representatives of Research, Administration, Legal, and the Advisers.  Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue.  For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines.  In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee.  If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.           Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions.  By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest.  Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote.  In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted.  A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc.  A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers.  The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.           Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts.  The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints.  If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict.  If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients.  For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting.  Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote.  The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits.  Written minutes of all Proxy Voting Committee meetings will be maintained.  The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.           Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department.  This is the responsibility of the investment professional or sales assistant for the client.  In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact.  Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client.  Otherwise the Advisers will abstain with respect to those shares.

III.           Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Legal Department

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.           Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients.  The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1422

The sales assistant sends the letters to the custodians along with the trading/DTC instructions.  Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.           Voting Procedures

1.  Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•           Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag.  Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•           Proxy cards which may be voted directly.

2.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.  In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone.  A corrected proxy is requested.  Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.).  When securities are out on loan on record date, the custodian is requested to supply written verification.

4.  Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system.  The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors' Recommendation

How GAMCO voted for the client on each issue

5.  VAFs are kept alphabetically by security.  Records for the current proxy season are located in the Proxy Voting Department office.  In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.  Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7.  If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•           VAFs can be faxed to Broadridge up until the time of the meeting.  This is followed up by mailing the original form.

•           When a solicitor has been retained, the solicitor is called.  At the solicitor's direction, the proxy is faxed.

8.  In the case of a proxy contest, records are maintained for each opposing entity.

9.  Voting in Person

a) At times it may be necessary to vote the shares in person.  In this case, a "legal proxy" is obtained in the following manner:

•           Banks and brokerage firms using the services at Broadridge:

The back of the VAF is stamped indicating that we wish to vote in person.  The forms are then sent overnight to Broadridge.  Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges).  A lead-time of at least two weeks prior to the meeting is needed to do this.  Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•           Banks and brokerage firms issuing proxies directly:

            The bank is called and/or faxed and a legal proxy is requested.

            All legal proxies should appoint:

"Representative of [Adviser name] with full power of substitution."

b)  The legal proxies are given to the person attending the meeting along with the following supplemental material:

•           A limited Power of Attorney appointing the attendee an Adviser representative.

•           A list of all shares being voted by custodian only.  Client names and account numbers are not included.  This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting.  The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•           A sample ERISA and Individual contract.

•           A sample of the annual authorization to vote proxies form.

•           A copy of our most recent Schedule 13D filing (if applicable).

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients.  As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management.  We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights.  The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine.  We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company.  In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue.  Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•           Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•           Qualifications

•           Nominating committee in place

•           Number of outside directors on the board

•           Attendance at meetings

•           Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for auditors.

 BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

 CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms.  A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis.  We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•           Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•           Amount of stock currently authorized but not yet issued or reserved for stock option plans

•           Amount of additional stock to be authorized and its dilutive effect

            We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

            We support the idea that a shareholder's identity and vote should be treated with confidentiality.

            However, we look at this issue on a case-by-case basis.

            In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

 CUMULATIVE VOTING

            In general, we support cumulative voting.

           Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

                 Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

                 Cumulative voting may result in a minority block of stock gaining representation on the board.  When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis.  While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions.  However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments.  Management has no such limitations.  While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive.  Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job.  We do not, however, support excessive golden parachutes.  Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive's average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail.  An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients.  In general, this proposal does not allow us to do that.  Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis.  According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price.  We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients.  As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable.  Where no direction has been given, we will vote in the best economic interests of our clients.  It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients.  As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable.  Where no direction has been given, we will vote in the best economic interests of our clients.  It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes.  Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis.  Our decision will be based on the following:

•           State of Incorporation

•           Management history of responsiveness to shareholders

•           Other mitigating factors

 POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons.  We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees.  However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•           Dilution of voting power or earnings per share by more than 10%

•           Kind of stock to be awarded, to whom, when and how much

•           Method of payment

•           Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares.  In general, we oppose supermajority-voting requirements.  Supermajority requirements often exceed the average level of shareholder participation.  We support proposals' approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting.  It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

PART C

OTHER INFORMATION

Item 25.                Financial Statements and Exhibits

1.	Financial Statements

Part A

None

Part B

Statement of Assets and Liabilities as of [December 31, 2007]

Statement of Operations for the Period Ended [December 31, 2007]

Statement of Changes in Net Assets

Report of Independent Registered Public Accounting Firm

2.	Exhibits

(a)	(i) Articles of Amendment and Restatement of Registrant (2)
(ii) Articles Supplementary for the 6% Series B Cumulative Preferred Shares (2)
(iii) Articles Supplementary for the Series C Auction Rate Preferred Shares (2)
(iv) Articles Supplementary for the Series ___ [ ] Preferred Shares (1)

(b)	Amended and Restated By-Laws of Registrant (3)

(c)	Not applicable

(d)	(i) Form of Specimen Common Share Certificate (3)
(ii) Form of Specimen for Series __ [ ] Preferred Shares (1)
(iii) Form of Indenture (1)

(e)	Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant (3)
(f)	Not applicable
(g)	Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC (4)
(h)	Form of Underwriting Agreement (1)
(i)	Not applicable
(j)	Form of Custodian Contract (5)
(k)	(i) Form of Registrar, Transfer Agency and Service Agreement (3)
(ii) Form of Auction-Agent Agreement (2)
(iii) Form of Broker-Dealer Agreement (2)
(iv) Form of DTC Agreement (2)
(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality (1)
(m)	Not applicable

(n)	(i) Consent of Independent Auditors (1)
(ii) Powers of Attorney (6)

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	Codes of Ethics of the Fund and the Investment Adviser (1)
___________________________

(1)	To be filed by Amendment.

(2)
Incorporated by reference to the Registrant's Pre-Effective Amendment No. 4 to the Fund's Registration Statement on Form N-2 Nos. 333-102494 and 811-05715, as filed with the Securities and Exchange Commission on March 13, 2003.

(3)
Incorporated by reference to the Registrant's Pre-Effective Amendment No. 3 to the Fund's Registration Statement on Form N-2 Nos. 333-26644 and 811-05715, as filed with the Securities and Exchange Commission on March 31, 1995.

(4)	Incorporated by reference from the Registrant's Registration Statement on Form N-1A, File Nos. 33-26644 and 811-05715, as filed with the Securities and Exchange Commission on January 17, 1989.

(5)	Incorporated by reference from the Registrant's Registration Statement on Form N-2, File No. 333-24541 and 811-05715, as filed with the Securities and Exchange Commission on May 9, 1997

(6)	Filed herewith.

Item 26.                Marketing Arrangements

Reference is made to Exhibit 2(h) to this Registration Statement to be filed by amendment.

Item 27.                Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NYSE listing fee	$

SEC Registration fees	$

Rating Agency Fees	$

Printing/engraving expenses	$

Accounting fees	$

Transfer Agent fees	$

Legal fees	$

Blue Sky fees	$

Miscellaneous	$

Total estimate

Item 28.                Persons Controlled by or Under Common Control with Registrant

NONE

Item 29.                Number of Holders of Securities as of December 31, 2007

Title of Class	Number of Record Holders

Common Stock	1,774
6.00% Series B Cumulative Preferred Shares	3
Series C Auction Rate Cumulative Preferred Shares	1

Item 30.                Indemnification

Reference is made to (a) Article VI of Exhibit 2(a)(i) to this Registration Statement; (b) Section 9 of Exhibit 2(g) to this Registration Statement; and (c) Section 8 of Exhibit 2(h) to this Registration Statement to be filed by amendment.

Item 31.                Business and Other Connections of Investment Adviser

The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).

Item 32.                Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Fund's custodian, State Street Bank and Trust Company, at 1776 Heritage Drive, North Quincy, Massachusetts 02171, in part at the offices of the Fund's sub-administrator, PFPC Inc., at 760 Moore Road, King of Prussia, PA 19406, and in part at the offices of the Fund's transfer agent, Computershare Trust Company, N.A., at 250 Royall Street, Canton, Massachusetts 02021.

Item 33.                Management Services

Not applicable.

Item 34.                Undertakings

1.
Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Registrant hereby undertakes:

(a)	to file, during and period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)
to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(b)
that for the purpose of determining any liability under the Securities Act of 1933 (the "1933 Act"), each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)
that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C:  Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness.  Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act.

(2)
the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.      Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.      Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 26th day of March, 2008.

THE GABELLI CONVERTIBLE INCOME AND SECURITIES FUND INC.

By:	/s/ Bruce N. Alpert
Bruce N. Alpert
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 26th day of March, 2008.

Name	Title

*	Director, Chairman and Chief Investment Officer
Mario J. Gabelli

*	Director
Anthony J. Colavita

*	Director
E. Val Cerutti

*	Director
Dugald A. Fletcher

*	Director
Anthony R. Pustorino

*	Director
Werner J. Roeder

*	Director
Anthonie C. van Ekris

*	Director
Salvatore J. Zizza

/s/ Bruce N. Alpert	Attorney-in-Fact
Bruce N. Alpert
Attorney-in-Fact

____________________
*	Pursuant to a Power of Attorney

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBIT
EX-. 99(n)(ii)	Powers of Attorney